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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04101

Excelsior Tax-Exempt Funds, Inc.

(Exact name of registrant as specified in charter)

101 Montgomery Street

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-415-627-7000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1.	Reports to Stockholders.

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

Bond Market Review

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year ended March 31, 2007. The Federal Reserve (Fed) increased the target short-term federal funds rate twice in the period (both times in the second quarter of 2006), raising it from 4.75% to 5.25%, which is where it still stands.

The yield curve ended the fiscal year inverted as money-market rates continued to out-yield longer maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield, the first time in over six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Aggregate Index. Investment grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow over the course of the fiscal year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, versus $770 billion in 2005, as companies took advantage of relatively low borrowing costs. Commercial mortgage-backed securities (CMBS) was another strong spread sector over the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

In the municipal market, low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR (the London Interbank Offered Rate), were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Outlook

We believe the U.S. economy is in a period of below-trend growth levels. Going forward much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable Fed funds rate (such as we have seen in the past nine months), a reversal of policy (in this case, from tightening to easing) carries a very high probability.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near-term. Breakevens should remain near these current levels as the Fed continues to take a vigilant stance towards inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

EXCELSIOR FUNDS FIXED INCOME MARKET REVIEW

In lower-grade credits, some caution seems appropriate in the high-yield market. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening over the quarter, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates will increase faster than currently expected and high yield spreads likely would expand.

In terms of both residential and commercial mortgage backed securities, the tremors from the sub-prime market have been relatively contained so far this year. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear very attractive relative to corporate bonds, offering similar yield with higher credit quality. We favor shorter-maturity adjustable-rate (Hybrid ARM’s) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

In the municipal bond market, as long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. Our current view is to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Alternative Minimum Tax (AMT) outperformed non-AMT slightly, and short non-investment grade outperformed high grades. Along the yield curve spectrum, the two- to four-year part of the curve outperformed all other maturities.

Low interest rates, narrow inter-market long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. In the last quarter of the fiscal year, California was the largest issuer, bringing to market over $20 billion in new bonds. As a result, yields on in-state securities increased slightly more than those on national bonds, narrowing the yield differential between California and national municipals.

Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one- to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers have leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. Early in the year, the Fund was neutral to slightly short duration relative to the index, and extended out on the yield curve when the Fed began to migrate to a neutral stance on interest rates. The Fund maintained a longer duration until the first calendar quarter of 2007, when duration and average maturity were shortened in anticipation of increased California supply along with seasonal yield increases. The Fund’s underperformance was primarily due to the high overall quality of securities held and its avoidance of purchasing securities which are subject to AMT. Additionally, the Fund did not hold any leveraged securities. Cash was maintained at minimal levels.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain a shorter-duration profile than the index, with curve overweights concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed, and so are unwilling to add securities for little return.

Kathleen Meyer

Senior Vice President and

Senior Portfolio Manager

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index for the past ten fiscal year. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.03%
Net Expense Ratio	0.50%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Performance Summary

The Excelsior Core Bond Fund underperformed the Lehman Brothers Aggregate Bond Index for the Fund’s fiscal year ending March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

EXCELSIOR FUNDS, INC.	CORE BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

The Portfolio yield exceeded that of the benchmark over the course of the year.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups should inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed

Income Investments

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.30%
Net Expense Ratio	0.90%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Performance Summary

For the year ended March 31, 2007, the Merrill Lynch High Yield, Cash Pay Index returned almost 12%, with each quarter generating a positive return. Lower-rated credits (CCC and below) significantly outperformed, generating an 18% return for the year; BB-rated debt lagged modestly, returning about 10%. Declining interest rates, particularly in the September quarter, and stable equity markets from August through February were significant contributors to strong performance in high yield. Over the year, the spread of high yield versus U.S. Treasuries declined modestly, with a sharp contraction beginning in September, ending the year at 3.20%. That level is well below the longer term average of 4.75%. Default rates, a key driver of high yield spreads, declined from 2.8% to 1.6% during the year, to near record lows. The best performing sectors during the year were entertainment, automotive, retail, airlines, and cable TV. Rails, gaming, leisure, aerospace, and energy were the weakest performers. Every category generated a positive return for the year. New issue supply was $163 billion. Rating upgrades versus downgrades were fairly constant and slightly positive during the year.

Performance Attribution and Portfolio Positioning

For the fiscal year, the Excelsior High Yield Fund outperformed the Merrill Lynch High Yield, Cash Pay Index. Based on industry categories, the Fund was overweight some underperforming groups; but individual security selection, primarily low single B-rated and CCC-rated issuers in retail and telecom in particular, outperformed their industry categories and the Index. About 1.30% of the Fund’s performance was generated by Ormet Aluminum, a company that emerged from bankruptcy in April 2005; the Fund has held this name for several years. Several developments related to this holding in the 3rd and 4th calendar quarters of 2006 contributed importantly to the outperformance of this name. First, a significant distribution of common equity to original creditors (which included the Fund) was made. Second, a successful rights offering and a 10:1 stock split substantially enhanced the enterprise and per share value of Ormet. The Fund pared its holding in this name when the position grew to over 5% of the Fund as the valuation increased. The objective was to take some profits and moderate Fund volatility. At the end of the year, the holding was reduced to about 3%. We continue to believe there is significant potential upside in this name although probably not before the 3rd calendar quarter of this year.

Outlook

In spite of the current low spread versus U.S. Treasuries and the slowing economy, we remain moderately constructive on the high yield asset class. Over several decades, high yield spreads have tracked closely with default rates, with periods of divergence infrequent and short lived. For a number of recent months, high yield spreads have significantly exceeded default rates. We believe this is due to investor concern that default rates may rise sharply as a consequence of a slowing economy and the result of the recent sharp increase in low-rated debt (historically a precursor of rising defaults). Default rates over the last twelve months currently are near record low levels. We believe that the enormous refinancing of debt maturities at low interest rates that has occurred over the last several years will mitigate the negative effects of slow economic growth, particularly if the economy accelerates in the 2nd half of this year. High yield default rates projected out 12 months by Moody’s and S & P have continued to moderate and now are at levels that remain well below longer term averages. Current high yield spread levels are comparable to projected defaults a year from now. We believe actual defaults likely will fall below current estimates and thereby rationalize or even reduce current spreads. This assumes a modest and temporary economic slowdown. However, until investors become more confident that default rates will not increase sharply, a more cautious approach to high yield is appropriate.

A.K. Rodgers Ratcliffe, CFA

Senior Vice President and Senior Portfolio Manager

Adam Moss

Senior Vice President and Senior Portfolio Manager

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.29%
Net Expense Ratio	1.05%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Performance Summary

The Excelsior Intermediate-Term Bond Fund underperformed the Lehman Intermediate Government/Credit Index for the fiscal year ended March 31, 2007.

Yields generally declined across intermediate and longer maturity levels but rose on the front end of the curve over the course of the fiscal year. The Fed increased the target short-term federal funds rate twice in the period, bringing it to 5.25% from 4.75%. Both rate hikes occurred in the second calendar quarter of 2006, and the Fed has left its target short-term interest rate unchanged since that time.

The yield curve ended the fiscal year inverted as money-market rates continue to out-yield longer-maturity Treasury issues. After remaining flat for most of the past year, the yield curve steepened towards a more normalized shape from the two-year to 30-year maturity range. In March, the ten-year yield was above the two-year yield—the first time that’s happened in more than six months.

Overall for the fiscal year, bonds earned a solid return of 6.59% as represented by the Lehman Brothers Aggregate Bond Index. Investment-grade corporate bonds, as represented by the Lehman U.S. Credit Index, returned 7.1% and posted positive excess returns (over duration-equivalent Treasuries) of almost 1%. The spread between corporate bond yields and Treasuries remained narrow throughout the year, a reflection of continued strong investor demand as corporate default rates hovered near historic lows. A record $1.07 trillion in corporate bonds were issued in 2006, compared with $770 billion in 2005 as companies took advantage of relatively low borrowing costs. The commercial mortgage-backed securities (CMBS) sector was also strong in the period, generating 0.67% of excess returns. So far in this credit cycle, strong fundamentals and heavy buying by foreign investors have contributed to spread compression.

Performance Attribution and Portfolio Positioning

Within sectors, the decision to overweight commercial mortgage backed securities proved beneficial as the sector generated strong excess returns in the period. Furthermore, allocation and selection in residential mortgages added to returns, specifically in floating-rate, shorter-maturity issues. Conversely, while the underweight allocation to investment-grade credit detracted from results; issue selection within this sector and exposure to select high yield issues helped results during the year.

We continue to hold overweight positions in mortgages to maintain portfolio yield levels and a high credit quality relative to the benchmark. Portfolios are generally underweight in Treasury and Agency securities. Our strategy has been to underweight the agency and corporate bonds favored by the foreign buyers and find better values in commercial mortgages (CMBS) and residential adjustable-rate mortgages.

During the fiscal year, the Fund’s duration and curve positioning were additive to results. The Fund typically maintained a narrow duration band around the benchmark, yet its tactical moves (longer than benchmark for the second half of 2006) were additive to results. The Fund has been positioned for an eventual steepening of the Treasury yield curve. This positioning has not hurt returns and should be rewarded in the coming months.

The Fund ended the fiscal year positioned slightly shorter duration than the benchmark from a tactical perspective. We expect an end to Fed rate hikes, and ultimately a move to lower market rates, which would warrant moving the Fund to a slightly longer-than-benchmark duration position later in the year. Fund positions have been migrated to better capitalize on our expectation of lower yields and a

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

steepening yield curve. We have made no major changes to our overall allocation in the credit sector, although we have actively eliminated select issuers in the auto sector and added to positions in the consumer sector. Throughout the year, the Fund maintained a minimum allocation to securities rated less than single-A, choosing to emphasize higher-quality issues.

Outlook

We believe the U.S. economy is in a period of below-trend growth. Going forward, much will depend on the employment situation, which continues to hold firm. The timing of any lowering of rates by the Fed will be a function of equity market strength and unemployment reports. We do believe that weakness in the economy will eventually cause the yield curve to steepen and rates to fall, especially at the shorter end of the yield curve. History has shown that after a long period of a stable federal funds rate (such as the past nine months), a reversal of policy (in this case, from tightening to easing) carries a high probability.

From a duration standpoint, the Fund is positioned slightly short-duration from its benchmark on a tactical basis due to favorable seasonal patterns. We are positioned for further spread widening and yield-curve steepening in response to the more volatile equity markets and slower economic growth. We have positioned the Fund for a more normally sloped yield curve, which we believe offers the potential for significant reward.

Inflation-protected Treasury securities (TIPSs) are close to their breakeven highs over the near term. Breakevens should remain near these levels as the Fed continues to take a vigilant stance toward inflation regardless of the market’s view on forward rates. There should be opportunities to add to this sector later in the year at relatively attractive levels should the Fed enter a period of sustained easing.

We remain underweight the credit sector in general; corporate bonds present little value at present spread levels. Even with the widening of spreads in the first quarter (fiscal fourth quarter), we are still near the historic tight levels seen over the past decade. Leveraged buyouts and shareholder enhancement activities remain threats for corporate bonds. With event risk already high, the environment could worsen given a sell-off in equities as private equity groups would inevitably increase LBO-related activities.

In lower-grade credits, some caution seems appropriate in the high-yield market, although we do believe it’s prudent to maintain a minimal allocation. We believe high yield spreads will remain range bound over the quarter as economic activity moderates and the housing situation becomes clearer. Despite spreads widening during the first quarter of 2007, they remain significantly lower than long-term averages. Should a weak economy materialize, default rates would increase faster than currently expected and high yield spreads likely would expand.

The Fund remains overweight in both residential and commercial mortgage backed securities. The tremors from the sub-prime market have been relatively contained so far. Prepayment volatility should remain low as MBS refinancing will not meaningfully accelerate unless rates decline substantially at the longer end of the curve. CMBS spreads appear attractive relative to corporate bonds, offering similar yield with higher credit quality. We continue to concentrate on adding older deals that feature better underwriting standards than are prevalent in the current market. We favor shorter-maturity adjustable-rate (Hybrid ARMs) issues as they continue to offer satisfactory return expectations with substantial protection from volatile markets.

Alexander R. Powers

Managing Director

Portfolio Manager and Head of Fixed Income Investments

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.81%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA (the Bond Market Association synthetic municipal yield curve) and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmark on a net-of-fees basis. The Fund remained neutral to slightly long duration for most of the year, with most of the overweighting occurring in both the longer and four to six year part of the yield curve. Additionally, the Fund had a slight underweight in two- to three- years, which underperformed during the first half of the year, but significantly outperformed later in the year. Cash was kept in the 3% range in order to maximize yield. Although we strived to increase the Fund’s overall yield through the inclusion of higher yielding securities, the Fund remains of high investment quality. Thus, the Fund maintained a slightly lower yield than the Index throughout the year, with much of the gap due to AMT bonds and higher yielding sectors inherent in the Index. The Fund avoids holding bonds that are subject to the AMT. Additionally, our underweight in housing and airport bonds negatively impacted performance (note that the majority of bonds issued in these sectors are subject to the AMT). The Fund did not hold any leveraged securities during the fiscal year ending March 31, 2007.

Purchases were concentrated on bonds, with long maturities priced to a short call or to a short/intermediate average life. The Fund purchased both New Jersey Tobacco and Golden State Tobacco bonds, which were priced attractively relative to similar bonds issued by other states. While they carry long-term maturities, their turbo sinking fund nature results in an average life of 4.5 years. We believe these bonds offer higher than market yield, with the defensive characteristics of shorter securities. While we held a neutral position in California bonds throughout much of the year, more recently we sold in-state securities in anticipation of large new issue volume during the first half of 2007.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long-term planning and proactive budget management,

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

which should help provide ballast against any regional economic downturns, while the latter is expected to increase debt issuance over the coming quarter. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed; we are not willing to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.80%
Net Expense Ratio	0.65%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, and AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund was in line with its benchmark, net of fees. A duration that was slightly longer than the Merrill Lynch 22+ Year Municipal Index was maintained through much of the year. During the first half, the Fund maintained a duration underweight in the short end and an underweight in the long end. Yield remained lower than the Index, due to an underweighting in bonds subject to the AMT, as the Fund avoids holding securities which are subject to this tax. Additionally, AMT bonds are issued in higher-yielding sectors. Finally, the Fund was overweighted in California and New York bonds, both of which outperformed the market. Additionally, the Fund did not hold any leveraged securities.

The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), regional redevelopment (Hudson Yards, NY) and Bay Area Tolls. Additionally, the Fund purchased tobacco bonds in New Jersey and California that were priced attractively relative to similar bonds issued by other states. Their turbo sinking fund nature results in an average life significantly shorter than the overall maturity, and offers the defensive characteristics of shorter bonds.

In addition to increasing yield, purchases were focused across the yield curve in an attempt to diversify risk. As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Index for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short-term and long-term yields compressed.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long end could come under even greater pressure. We plan to maintain our overweight in New York relative to California, as the former has initiated long term planning and proactive budget management, which will help provide ballast

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

against any regional economic downturns. We plan to maintain a shorter duration profile than the index, with overweightings concentrated on the front end of the yield curve. Although the high yield market has had a stellar run, we believe that credit spreads are too compressed and we thus are not willing to add securities for little return. While we expect to maintain cash in the 5% area, over the near-term we will increase our cash exposure to take advantage of seasonal, tax related short-term yield hikes.

Pamela Hunter

Managing Director and Senior Portfolio Manager

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	1.02%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds, with New York high yield securities returning slightly more than national. AMT bonds slightly outperformed non-AMT. Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. New York new issue supply increased by 40% in the last quarter alone. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed its benchmarks net of fees. We maintained a duration slightly longer than the Indices for much of the year, until early December, when we switched to a neutral, and then slightly short duration. Much of the later underweighting occurred in the eight to twelve year part of the curve. Additionally, the Fund had a slight underweight in the top performing two to four year part of the curve. This was countered by an overweight in cash and five-year duration exposure. As BMA rates increased, the effect muted curve underperformance, which resulted in an overall positive curve contribution for the year. Although we have increased the Fund’s overall yield, the Fund remained lower in yield relative to the Indices; however, much of the gap was due to an underweight in AMT paper and the higher yielding sectors inherent in the Indices. The Fund avoids holding bonds that are subject to the AMT. The Fund was underweighted in the transportation sector, due to the concentration of NY agency issuers that fell under the auspices of the same obligor. Additionally, the Fund did not hold any leveraged securities.

Purchases were concentrated on bonds maturing across the yield curve, in order to diversify risk. The Fund’s management strove to increase the overall yield by increasing exposure to the health care sector, and to new issuers to the market that carried higher rates than the overall market, including bonds issued to build stadiums (Queens and Yankee stadiums), as well as regional redevelopment (Hudson Yards Redevelopment Project). As long bonds were the year’s top performers, we overweighted that part of the curve relative to the Indices for much of the year. As the curve flattened, we concentrated purchases in the front end of the yield curve and maintained a cash position of approximately 5%, as the spread between short term and long term yields compressed.

Later in the year, we sold some of our long positions in order to hedge against potential mass liquidation of the similar securities by leveraged arbitrageurs. Additionally, agency sales were concentrated in the ten-year part of the yield curve, thus shortening the average maturity of the fund by half a year.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue and may put pressure on secondary market profits, particularly in the long end of the market. Should the profitability of leveraged tender option bond programs continue to compress, forcing the sale of securities, the long and long/intermediate part of the curve could come under even greater pressure. We will continue to migrate down the curve to take advantage of steepening from the short end. The State of New York has initiated long term planning and proactive budget management, which should help to provide ballast against any regional economic downturns. In anticipation of potential upgrades, we are concentrating our purchase on state agency debt, keeping in mind diversification restrictions. We plan to maintain a shorter duration profile than the index, with curve overweightings concentrated on the front end of the yield curve. Although the New York high yield market has had a stellar run, we believe that credit spreads are too compressed and are thus unwilling to add securities for little return. We also expect to maintain approximately 5% in cash.

Pamela Hunter

Managing Director and Senior Portfolio Manager

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.98%
Net Expense Ratio	0.80%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Performance Summary

The Excelsior Short-Term Government Fund in the fiscal year ending March 31, 2007, performed in line with its benchmark. The yield-to-maturity of 5.21% at the end of the period represented a yield advantage relative to the Lehman Brothers 1-3 Year Government Bond Index and a slightly longer duration.

Performance Attribution and Portfolio Positioning

The Fund remained overweight mortgage-backed securities throughout the period in an effort to capitalize on the significant yield advantage mortgages offer, especially in periods where rate volatility remains contained. Investments in this asset class included substantial concentrations in hybrid ARMs, so-called because of the fixed/floating-rate nature of their underlying loans. Hybrid ARMs offer similar yield advantages to fixed-rate mortgages but with a lower sensitivity to changes in interest rates. The floating rate nature of the underlying loans offers additional protection to the Fund should rates move substantially in either direction. Positions in callable agency debentures were added midway through the period. They too offer substantial benefits versus their non-callable counterparts when rates remain subdued.

The Fund currently maintains no exposure TIPs. TIPs have performed well of late, but continued vigilance on the part of the Fed should cap breakevens near current levels. We do not expect the circumstances that caused energy prices to spike recently to continue indefinitely. Positive carry seasonally prevalent in the TIPs sector does present an opportunity for the near term.

The combined percentage of mortgage-backed and asset-backed investments in the Fund is currently 58%. In addition to the hybrid ARMs mentioned earlier, positions exist in both premium-priced, non-amortizing fixed-rate mortgage securities and structured mortgage-backed assets with short final maturity dates. Both represent mortgage-backed cash flows that are more bulleted in nature than would otherwise be available in the mortgage-backed market and should perform well in the bull-steepening scenario that we expect to take place. Futures positions exist in the Fund to help protect against losses, should a steepening scenario transpire. The longer rates remain at current levels, the more pressure will begin to build.

Outlook

The U.S. economy has remained resilient in spite of continued deterioration in the housing sector. The Fed has resisted lowering rates in deference to increased concerns regarding the outlook for inflation. Uncertainty regarding the timing of this policy change has kept interest rates range-bound. Moreover, the Fed’s stance has subsequently caused the Treasury yield curve to remain inverted, with yields at the shorter end of the maturity spectrum higher than those at the longer end.

We believe, and market expectations are, that the Federal Reserve will eventually need to lower rates to keep the economy growing. Fallout from the current housing crisis has caused a general tightening of credit, which should ultimately cause the Fed to respond by cutting interest rates, thereby lowering all yields and steepening the yield curve.

Michael Zazzarino

Managing Director and Senior

Portfolio Manager

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.75%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Performance Summary

For the first time in many years, the municipal yield curve inverted from zero to five years, with five-year rates offering lower yields than one-year rates. Non-investment-grade securities significantly outperformed investment-grade bonds on the short end of the curve, doubling the return of investment-grades, and AMT bonds slightly outperformed non-AMT. Along the yield curve spectrum, the four to six year part of the curve was the short end’s top-performing maturity range.

Low interest rates, narrow intermarket long-term yield spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest-volume years on record, with new issue municipal bond supply surging over 49% in Q1 2007 over Q1 2006. Foreign buyers, seeking to take advantage of spreads between BMA and LIBOR, were significant municipal market participants. While the municipal curve is flat by historical domestic market standards, one to 30-year yields are steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same reasons, numerous municipal hedge funds were birthed, adding additional buying support to the market. As a result, the increase in tender option bond programs created for this buying universe also resulted in new variable rate demand note programs (the floating rate portion of tender option bonds), resulting in higher short term yields, as measured by the Bond Market Association’s Index of tax-exempt money market rates.

Performance Attribution and Portfolio Positioning

For the year, the Fund underperformed the benchmark net of fees. The Fund’s duration remained approximately a half year short relative to the Index, with most of the underweighting occurring in the five-year part of the yield curve. As a result, the Fund underperformed the Index. Yields were slightly lower than the Index, due primarily to the AMT holdings in the Index as well as the shorter maturity. Newly created variable rate demand note programs (the floating side of tender option securities) kept BMA rates relatively high; thus, the Fund did not suffer yield underperformance. The Fund avoids holding bonds that are subject to the AMT. Most of the high-yielding sectors fall within the AMT; thus, we did not gain the price appreciation realized by much of the non- and lower-investment-grade sectors. Additionally, the Fund did not hold any leveraged securities. At year end, the Fund held a cash equivalent position of 7%.

Purchases were concentrated on bonds offering higher yields within non-AMT sectors. The Fund added exposure to the tobacco bond sector by purchasing New Jersey Tobaccos with a final maturity of 2010. As the yield curve inverted, we sold longer securities that yielded less than the BMA cash rate.

Outlook

As long as the forces of low interest rates, a flat yield curve and tighter spreads persist, we anticipate that the refunding of municipal bonds will continue, and may put pressure on secondary market profits, particularly in the long end of the market. Should leveraged tender option bond programs begin to unwind, it is likely that variable-rate demand note programs (the floating rate piece of fixed rate synthetics) would be collapsed in turn, creating less cash equivalent supply in the municipal bond market. As we approach the tax season, seasonal selling of municipal money market funds to meet tax

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

obligations should keep pressure on BMA rates near term. Because the forces of supply and demand may be neutralized this year, the Fund is likely to keep cash at around 10% until the high tax season has passed.

Pamela Hunter

Managing Director and Senior Portfolio Manager

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Expense Ratio (As of 7/31/06)	Shares
Gross Expense Ratio	0.77%
Net Expense Ratio	0.60%

The expense information in the table reflects contractual fee waivers currently in effect. This information is included in the most current prospectus available to current and prospective shareholders of the Fund. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — 85.19%
$1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBAC)	5.00%	10/01/13	$1,619,700
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,046,330
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,051,040
1,500,000	California State Department of Water Resources Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	1,576,620
3,000,000	California State Economic Recovery, General Obligation Bonds, Series B, (Mandatory Put 07/01/07 @ 100)	5.00	07/01/23	3,009,720
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,096,950
750,000	California State General Obligation Bonds	6.25	04/01/08	769,928
2,000,000	California State General Obligation Bonds	5.00	02/01/11	2,095,480
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,069,600
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,074,110
3,000,000	California Statewide Communities Development Authority Revenue Bonds, John Muir Health, Series A	5.00	08/15/17	3,203,250

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15%	08/01/09	$1,057,010
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,022,300
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,037,644
1,000,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	1,007,180
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,664,674
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,074,110
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,022,110
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,072,380
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,039,970
1,500,000	Los Angeles, California, Waste Water System Revenue Bonds, Series B, (MBIA)	5.00	06/01/10	1,566,660

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50%	06/15/12	$1,044,200
1,150,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC)	6.20	02/14/11	1,240,770
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,123,331
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,062,210
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,059,840
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,001,730
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,058,850
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00	06/15/08	1,018,210
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,074,290
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,187,860

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bond, (FSA)	4.00%	08/15/12	$1,021,280
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,094,468
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25	07/01/09	1,031,100
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,028,490

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,162,886)			48,223,395

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 11.13%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @ 101)	5.00	10/01/26	2,138,220
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.25	12/01/17	1,086,410
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @ 101)	5.00	05/01/14	3,076,860

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $6,378,711)			6,301,490

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

California Short-Intermediate Tax-Exempt Income Fund — (continued)

Shares		Value
REGISTERED INVESTMENT COMPANIES — 2.62%
1,026,164	BlackRock California Money Fund	$1,026,164
455,820	Federated California Money Fund	455,820

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,481,984)	1,481,984

TOTAL INVESTMENTS (Cost $56,023,581)	98.94%	$56,006,869
OTHER ASSETS IN EXCESS OF LIABILITIES	1.06	598,358

NET ASSETS	100.00%	$56,605,227

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 11% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	65.66%	$37,166,263
General Obligation Bonds	17.66	9,997,292
Prerefunded	11.13	6,301,490
Registered Investment Companies	2.62	1,481,984
Certificates of Participation	1.87	1,059,840

Total Investments	98.94%	$56,006,869
Other Assets in Excess of Liabilities	1.06	598,358

Net Assets	100.00%	$56,605,227

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.77%
$4,200,000	Capital Auto Receivables Asset Trust, 2006-SN1AC B(a)	5.50%	04/20/10	$4,220,546

	TOTAL ASSET BACKED SECURITIES (Cost $4,199,070)			4,220,546

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.74%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 6.71%
581,837	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(b)	4.50	01/25/35	574,878
1,970,974	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(b)	4.46	12/25/34	1,947,220
3,066,439	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,034,154
1,840,406	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,845,870
8,256,407	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.74	08/25/34	8,239,692
7,906,553	JP Morgan Mortgage Trust, 2005-A6 1A1(b)	5.15	09/25/35	7,834,919
10,915,388	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	10,709,611
2,852,286	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	5.54	02/25/35	2,806,770

				36,993,114

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.48%
2,580,601	2333 UZ	6.50	07/15/31	2,644,186

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.55%
3,080,000	2003-17 QT	5.00	08/25/27	3,058,976

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,170,173)			42,696,276

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.77%
$4,225,000	Asset Securitization Corp., 1997-D4 A4(b)	7.26%	04/14/29	$4,443,489
2,497,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	2,426,294
5,000,000	Bear Stearns Commercial Mortgage Securities, 2006-PW13 A3(b)	5.52	09/11/41	5,064,335
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,026,906
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(b)	6.84	05/15/33	1,832,944
3,449,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	3,460,227
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,370,250
1,245,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,217,836
5,571,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	6,266,777
4,225,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	4,427,224
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,535,827
6,099,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	6,069,355
3,905,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	3,917,688
17,926,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	17,862,640

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $65,218,292)			64,921,792

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 17.21%
$2,665,000	Alcan, Inc.	5.00%	06/01/15	$2,556,172
2,615,000	America Movil S.A. de C.V.	5.50	03/01/14	2,586,792
955,000	America Movil S.A. de C.V.	6.38	03/01/35	940,731
5,700,000	Bank One Corp.	7.88	08/01/10	6,168,494
4,000,000	Barlcays Bank plc(a)(b)	5.93	12/31/49	4,004,312
3,245,000	Bear Stearns Co., Inc.	5.70	11/15/14	3,273,712
5,520,000	Bottling Group LLC	5.50	04/01/16	5,551,072
2,300,000	British Telecommunications plc	8.88	12/15/30	3,157,930
2,000,000	Caterpillar, Inc.	5.70	08/15/16	2,040,552
2,000,000	Citigroup, Inc.	4.25	07/29/09	1,967,694
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,491,932
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,165
2,000,000	Deutsche Telekom International Finance	5.38	03/23/11	2,011,018
1,310,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.00	06/15/10	1,420,061
1,500,000	Deutsche Telekom International Finance, Multi-Coupon Bond	8.25	06/15/30	1,857,987
1,700,000	Ford Motor Credit Co.	8.63	11/01/10	1,734,886
2,000,000	General Electric Capital Corp. MTN	6.00	06/15/12	2,078,068
1,400,000	General Electric Captial Corp.	5.00	11/15/11	1,395,871
5,834,000	Household Finance Corp.	8.00	07/15/10	6,323,892
1,388,000	JP Morgan Chase & Co.	5.75	01/02/13	1,423,488
2,000,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	2,004,138
885,000	Metlife, Inc.	5.00	11/24/13	876,299
2,000,000	Morgan Stanley	6.75	04/15/11	2,115,350
685,000	Nisource Finance Corp.	5.25	09/15/17	646,955
3,825,000	Oracle Corp.	5.25	01/15/16	3,771,844
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,414,409
4,500,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	4,427,483
1,670,000	Sprint Capital Corp.(d)	8.75	03/15/32	1,969,797
4,100,000	Target Corp.	5.88	07/15/16	4,219,195

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$2,600,000	TCI Communications, Inc.	9.80%	02/01/12	$3,078,156
2,183,000	Time Warner Cos., Inc.	7.25	10/15/17	2,409,853
2,000,000	UBS Preferred Funding Trust I	8.62	10/29/49	2,210,662
2,441,000	Wal-Mart Stores, Inc.	4.13	02/15/11	2,365,151
1,735,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,728,492
5,350,000	Wells Fargo & Co.	5.00	11/15/14	5,196,273
950,000	Xerox Corp.	6.40	03/15/16	977,099
2,000,000	YUM! Brands, Inc.	6.25	04/15/16	2,055,456

	TOTAL CORPORATE BONDS (Cost $93,910,972)			94,955,441

TAX-EXEMPT SECURITIES — 0.32%
1,590,000	Massachusetts Bay Transition Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	1,761,561

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,753,931)			1,761,561

U.S. GOVERNMENT AGENCY BONDS & NOTES — 2.38%
	FANNIE MAE — 1.43%
7,500,000	MTN	6.25	02/01/11	7,867,613

	FREDDIE MAC — 0.50%
2,440,000		6.25	07/15/32	2,779,167

	RESOLUTION FUNDING CORPORATION — 0.45%
4,851,000	Principal Only STRIPS(e)	0.00	07/15/20	2,475,984

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $12,830,645)			13,122,764

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.55%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 10.62%
6,330,169	Pool # 1G1898 ARM(b)	5.92	06/01/36	6,371,234
2,546,198	Pool # A20105	5.00	04/01/34	2,465,415
9,347,243	Pool # A47411	4.50	10/01/35	8,790,449
2,294,453	Pool # A48132	7.00	12/01/35	2,367,650
5,494,792	Pool # B19861	4.50	08/01/20	5,320,510
2,721,826	Pool # C01811	5.00	04/01/34	2,635,471
130,854	Pool # C71221	5.00	09/01/32	126,844
20,702	Pool # C74339	5.00	12/01/32	20,068
162,308	Pool # C74469	5.00	12/01/32	157,334
32,310	Pool # C74676	5.00	12/01/32	31,319
2,320,547	Pool # E96460	5.00	05/01/18	2,294,384
4,527,416	Pool # G01842	4.50	06/01/35	4,257,728
18,109,227	Pool # G18105	5.00	03/01/21	17,859,820
2,496,422	Pool # J01383	5.50	03/01/21	2,501,698
3,518,057	Pool # J02497	4.50	09/01/20	3,406,473

				58,606,397

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 26.85%
$203,140	Pool # 251502	6.50%	02/01/13	$208,079
84,901	Pool # 252806	7.50	10/01/29	88,996
1,197,709	Pool # 255896	6.50	08/01/35	1,222,557
5,032,302	Pool # 256269	5.50	06/01/36	4,979,818
10,462,685	Pool # 357824	5.50	06/01/35	10,363,931
1,232,108	Pool # 387203	4.80	01/01/12	1,220,457
1,052,084	Pool # 387204	4.80	01/01/12	1,042,136
220,898	Pool # 443194	5.50	10/01/28	219,820
3,905	Pool # 450846	5.50	12/01/28	3,886
342,368	Pool # 452035	5.50	11/01/28	340,697
2,306	Pool # 454758	5.50	12/01/28	2,295
580,710	Pool # 561435	5.50	11/01/29	577,876
303,582	Pool # 578543	5.50	04/01/31	301,098
112,425	Pool # 627259	5.50	02/01/32	111,518
963,020	Pool # 632551	5.50	02/01/32	955,252
527,269	Pool # 632576	5.50	02/01/32	522,955
224,747	Pool # 694655	5.50	04/01/33	222,905
1,585,620	Pool # 702861	5.00	04/01/18	1,567,896
1,446,560	Pool # 704440	5.00	05/01/18	1,430,391
63,525	Pool # 710585	5.50	05/01/33	63,004
374,864	Pool # 735224	5.50	02/01/35	371,792
5,754,009	Pool # 745275	5.00	02/01/36	5,564,857
23,425,967	Pool # 745432	5.50	04/01/36	23,204,855
1,038,365	Pool # 781859	4.50	12/01/34	977,121
1,430,339	Pool # 786423 ARM(b)	4.59	07/01/34	1,430,408
453,699	Pool # 797680	4.50	10/01/35	426,940
653,931	Pool # 805373	4.50	01/01/35	615,362
6,888,911	Pool # 805386 ARM(b)	4.86	01/01/35	6,887,599
753,922	Pool # 812268	5.50	05/01/35	746,806
2,384,829	Pool # 815479	4.50	03/01/35	2,242,304
1,311,382	Pool # 819361	4.50	04/01/35	1,232,440
539,362	Pool # 820492	5.50	05/01/35	534,271
789,575	Pool # 820989	5.50	04/01/35	782,123
743,939	Pool # 821567	5.50	06/01/35	736,917
1,825,542	Pool # 822799	4.50	04/01/35	1,716,442
6,286,038	Pool # 829321	4.50	09/01/35	5,910,363
568,677	Pool # 835359	4.50	09/01/35	534,691
10,562,691	Pool # 835751	4.50	08/01/35	9,931,429
1,876,908	Pool # 835760	4.50	09/01/35	1,764,738
1,946,275	Pool # 836512	4.50	10/01/20	1,884,356
4,297,768	Pool # 839240	4.50	09/01/35	4,040,919
6,727,655	Pool # 840687	5.00	09/01/35	6,506,496
2,818,014	Pool # 843510	4.50	11/01/20	2,728,362
2,389,000	Pool # 844085	5.00	11/01/35	2,310,466
1,856,381	Pool # 844797	4.50	10/01/35	1,745,438
1,895,300	Pool # 844901	4.50	10/01/20	1,835,003
5,733,376	Pool # 867438	4.50	05/01/36	5,388,279
5,280,419	Pool # 880084	6.00	03/01/36	5,319,669
6,234,661	Pool # 883084	6.50	07/01/36	6,360,137
721,630	Pool # 893426	6.00	09/01/36	726,994
3,087,754	Pool # 895271	6.50	09/01/36	3,149,897
15,651,495	Pool #745515	5.00	05/01/36	15,136,980

				148,190,021

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.08%
$317,132	Pool # 2562	6.00%	03/20/28	$322,114
427,574	Pool # 267812	8.50	06/15/17	457,649
1,826,845	Pool # 3413	4.50	07/20/33	1,723,974
1,692,191	Pool # 3442	5.00	09/20/33	1,643,012
3,126	Pool # 356873	6.50	05/15/23	3,212
29,602	Pool # 434772	9.00	06/15/30	32,159
62,379	Pool # 471660	7.50	03/15/28	65,169
138,881	Pool # 472028	6.50	05/15/28	143,024
59,613	Pool # 475847	6.50	06/15/28	61,392
20,827	Pool # 479087	8.00	01/15/30	22,100
301,056	Pool # 479088	8.00	01/15/30	319,463
117,882	Pool # 503711	7.00	05/15/29	123,326
41,810	Pool # 525556	8.00	01/15/30	44,367
10,943	Pool # 525945	9.00	07/15/30	11,888
11,128	Pool # 532751	9.00	08/15/30	12,090
107,703	Pool # 568670	6.50	04/15/32	110,712
200,931	Pool # 575441	6.50	12/15/31	206,730
648,104	Pool # 598127	5.50	03/15/18	652,006
1,382,950	Pool # 607668	5.50	02/15/18	1,391,277
804,063	Pool # 615639	4.50	09/15/33	762,300
159,755	Pool # 780086	8.50	11/15/17	169,766
730,469	Pool # 780548	8.50	12/15/17	776,244
558,792	Pool # 780865	9.50	11/15/17	606,479
184,481	Pool # 781036	8.00	10/15/17	194,274
690,973	Pool # 781084	9.00	12/15/17	739,239
178,286	Pool # 80185 ARM(b)	5.38	04/20/28	180,114
205,478	Pool # 80205 ARM(b)	5.38	06/20/28	207,590
487,576	Pool # 80311 ARM(b)	5.50	08/20/29	492,754

				11,474,424

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $217,605,864)			218,270,842

U.S. GOVERNMENT SECURITIES — 12.34%
	U.S. TREASURY INFLATION PROTECTED BONDS — 0.86%
300,000		4.25	01/15/10	383,812
445,000		3.50	01/15/11	546,429
1,050,000		2.00	01/15/14	1,139,021
2,500,000		2.38	01/15/25	2,702,006

				4,771,268

	U.S. TREASURY NOTES — 11.48%
520,000	(f)	4.63	09/30/08	519,147
3,970,000		3.63	01/15/10	3,874,629
26,285,000		4.50	11/15/10	26,264,498
24,450,000		7.63	11/15/22	31,643,654
885,000		4.50	02/15/36	834,389
200,000		4.75	02/15/37	196,875

				63,333,192

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $68,307,564)			68,104,460

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Core Bond Fund — (continued)

Contracts		Value
CALL OPTION PURCHASED — 0.00%
10	Euro Dollar Future, Expires 12/17/07 strike price 95.75	$1,813

	TOTAL CALL OPTION PURCHASED (Cost $3,025)	1,813

Shares
REGISTERED INVESTMENT COMPANIES — 7.67%
21,150,173	Dreyfus Government Cash Management Fund	21,150,173
21,150,172	Fidelity U.S. Treasury II Fund	21,150,172

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $42,300,345)	42,300,345

TOTAL INVESTMENTS (Cost $549,299,881)	99.75%	$550,355,840
OTHER ASSETS IN EXCESS OF LIABILITIES	0.25	1,363,933

NET ASSETS	100.00%	$551,719,773

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $9,251,764 or 1.68% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

LLC—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—Public Limited Company

STRIPS—Separately Traded Registered Interest and Principal Securities

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
85	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $17,435,838)	$17,415,703	$(20,135)
Short —
(30)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(3,398,363))	(3,337,500)	60,863

	TOTAL FUTURES CONTRACTS (Total notional amount $14,037,475)	$14,078,203	$40,728

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	54.27%	$299,498,066
Corporate Bonds	17.21	94,955,441
Commercial Mortgage-Backed Securities	11.77	64,921,792
Collateralized Mortgage Obligations	7.74	42,696,276
Registered Investment Companies	7.67	42,300,345
Asset Backed Securities	0.77	4,220,546
Tax-Exempt Securities	0.32	1,761,561
Call Option	0.00	1,813

Total Investments	99.75%	$550,355,840
Other Assets in Excess of Liabilities	0.25	1,363,933

Net Assets	100.00%	$551,719,773

See Notes to Financial Statements

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 89.98%
	ADVERTISING PERIODICALS — 2.74%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,092,500
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,080,000

				3,172,500

	CABLE TV — 1.80%
1,000,000	Echostar DBS Corp.	7.13	02/01/16	1,032,500
1,000,000	NTL Cable plc	9.13	08/15/16	1,055,000

				2,087,500

	CASINO HOTELS — 7.76%
1,000,000	American Casino & Entertainment	7.85	02/01/12	1,040,000
1,000,000	Boyd Gaming Corp.	7.13	02/01/16	980,000
1,500,000	Majestic Star llc.	9.75	01/15/11	1,428,750
1,000,000	MGM Mirage, Inc.	8.50	09/15/10	1,068,750
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Station Casinos, Inc.	6.63	03/15/18	890,000
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,515,000

				9,002,500

	CELLULAR TELECOM — 1.19%
330,000	American Cellular Corp.	10.00	08/01/11	349,388
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,030,000

				1,379,388

	CHEMICALS – DIVERSIFIED — 1.39%
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,095,000
500,000	Nell AF Sarl(a)	8.38	08/15/15	521,250

				1,616,250

	CHEMICALS – SPECIALTY — 0.91%
1,000,000	Tronox Worldwide LLC/Tronox Finance Corp.	9.50	12/01/12	1,060,000

	COAL — 1.70%
1,000,000	Massey Energy Co.	6.88	12/15/13	948,750
1,000,000	Peabody Energy Corp., Series B	6.88	03/15/13	1,017,500

				1,966,250

	COMMERCIAL SERVICES — 1.77%
1,000,000	Iron Mountain, Inc.	8.63	04/01/13	1,029,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,020,000

				2,049,000

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	COMPUTER SERVICES — 0.94%
$1,000,000	Sungard Data Systems, Inc.	10.25%	08/15/15	$1,091,250

	CONTAINERS – METAL/GLASS — 1.78%
1,000,000	Crown Americas	7.75	11/15/15	1,040,000
1,000,000	Owens-Brockway Glass Containers	8.88	02/15/09	1,020,000

				2,060,000

	CONTAINERS – PAPER/PLASTIC — 2.66%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,015,000
1,000,000	Jefferson Smurfit Corp.	7.50	06/01/13	970,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,100,000

				3,085,000

	COSMETICS & TOILETRIES — 1.21%
1,500,000	Del Laboratories, Inc.	8.00	02/01/12	1,398,750

	DISTRIBUTION/WHOLESALE — 0.87%
1,000,000	Nebraska Book Co.	8.63	03/15/12	1,007,500

	DIVERSIFIED MANUFACTURING OPERATIONS — 0.89%
1,000,000	Bombardier, Inc.(a)	8.00	11/15/14	1,035,000

	ELECTRIC – GENERATION — 1.38%
1,500,000	AES Corp.	9.50	06/01/09	1,597,500

	ELECTRONIC COMPONENTS – SEMICONDUCTORS — 2.19%
1,000,000	Amkor Technologies, Inc.	9.25	06/01/16	1,042,500
500,000	Freescale Semiconductor(a)	8.88	12/15/14	500,625
1,000,000	Freescale Semiconductor(a)	9.13	12/15/14	992,500

				2,535,625

	FINANCE – AUTO LOANS — 3.00%
1,354,000	Ford Motor Credit Co.(a)	9.75	09/15/10	1,426,225
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	2,052,842

				3,479,067

	FINANCE – INVESTMENT BNKR/BRKR — 0.06%
60,000	BCP Crystal Holdings Corp.	9.63	06/15/14	68,155

	FOOD & KINDRED PRODUCTS — 0.85%
1,000,000	Pinnacle Foods Finance LLC(a)	9.25	04/01/15	982,500

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	FOOD – MISCELLANEOUS AND DIVERSIFIED — 1.78%
$1,000,000	Del Monte Corporation	8.63%	12/15/12	$1,040,000
1,000,000	Del Monte Corporation	6.75	02/15/15	988,750
40,000	Dole Foods Co.	7.25	06/15/10	38,200

				2,066,950

	FUNERAL SERVICES & RELATED ITEMS — 1.30%
1,500,000	Service Corp. International	7.00	06/15/17	1,511,250

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.90%
1,000,000	Ahern Rentals, Inc.	9.25	08/15/13	1,043,750

	HOME FURNISHINGS — 1.79%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,052,500
1,000,000	Simmons Co.	7.88	01/15/14	1,025,000

				2,077,500

	MACHINERY – FARM — 0.45%
500,000	Case New Holland, Inc.	7.13	03/01/14	520,000

	MACHINERY – GENERAL INDUSTRIAL — 0.88%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL – HOSPITALS — 0.90%
1,000,000	HCA, Inc.	8.75	09/01/10	1,048,750

	MULTI-LINE INSURANCE — 1.97%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,285,349

	MUSIC — 1.31%
1,600,000	Warner Music Group	7.38	04/15/14	1,524,000

	OFFICE AUTOMATION & EQUIPMENT — 3.14%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,045,000
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,020,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,573,125

				3,638,125

	PAPER & RELATED PRODUCTS — 0.86%
1,000,000	Mercer International, Inc.	9.25	02/15/13	1,002,500

	PHYSICIANS PRACTICE MANAGEMENT — 3.18%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,140,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	533,750
1,000,000	US Oncology Holdings, Inc.(b)	10.58	03/15/15	1,020,000

				3,693,750

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PIPELINES — 1.75%
$1,500,000	Semgroup L.P.(a)	8.75%	11/15/15	$1,522,500
500,000	Williams Cos.(a)	6.38	10/01/10	506,875

				2,029,375

	RACETRACKS — 0.84%
1,000,000	Penn National Gaming, Inc.	6.75	03/01/15	970,000

	RENTAL AUTO/EQUIPMENT — 2.68%
1,000,000	Avis Budget Car Rental(a)	7.75	05/15/16	1,020,000
1,000,000	Rental Service Corp.(a)	9.50	12/01/14	1,065,000
1,000,000	United Rentals, Inc.	7.75	11/15/13	1,027,500

				3,112,500

	RESORTS/THEME PARKS — 0.89%
1,000,000	Universal City Florida Holdings(b)	10.11	05/01/10	1,031,250

	RETAIL – APPAREL/SHOE — 1.10%
1,250,000	Burlington Coat Factory	11.13	04/15/14	1,275,000

	RETAIL – ARTS & CRAFTS — 0.93%
1,000,000	Michaels Stores, Inc.(a)	11.38	11/01/16	1,077,500

	RETAIL – DRUG STORE — 2.51%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,085,000
1,000,000	Rite Aid Corp.	8.63	03/01/15	946,250
1,000,000	Rite-Aid Corp.	6.88	08/15/13	880,000

				2,911,250

	RETAIL – MAJOR DEPARTMENT STORE — 1.90%
1,000,000	Neiman Marcus Group, Inc.	9.00	10/15/15	1,095,000
1,000,000	Saks, Inc.	9.88	10/01/11	1,112,500

				2,207,500

	RETAIL – TOY STORE — 1.11%
1,500,000	Toys R Us	7.38	10/15/18	1,290,000

	RETAIL – VIDEO RENTAL — 1.74%
2,000,000	Blockbuster, Inc.(b)	9.00	09/01/12	2,020,000

	SATELLITE TELECOM — 2.54%
650,000	Inmarsat Finance plc	7.63	06/30/12	677,625
2,000,000	Intelsat Bermuda Ltd.	11.25	06/15/16	2,270,000

				2,947,625

	SCHOOLS — 1.27%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,473,750

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	SPECIAL PURPOSE ENTITY — 6.62%
$5,580,000	Targeted Return Index Securities Trust (TRAIN), Series HY-1-2006(a)(b)	7.55%	05/01/16	$5,673,856
2,000,000	Wimar OPCO LLC(a)(c)	9.63	12/15/14	2,007,500

				7,681,356

	TELECOM SERVICES — 0.89%
1,000,000	West Corp(a)	9.50	10/15/14	1,035,000

	TELEPHONE – INTERGRATED — 8.71%
2,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,045,000
2,000,000	Citizens Communications	9.25	05/15/11	2,229,999
649,000	Consolidated Communications Holding	9.75	04/01/12	687,129
1,500,000	Hawaiian Telcom Communication	12.50	05/01/15	1,642,500
1,250,000	Nordic Telephone Co. Holdings(a)	8.88	05/01/16	1,337,500
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,077,500
1,000,000	Windstream Corp.	8.63	08/01/16	1,093,750

				10,113,378

	TRAVEL SERVICES — 0.95%
1,000,000	Travelport, Inc.(a)	11.88	09/01/16	1,096,250

	TOTAL CORPORATE BONDS (Cost $101,609,771)			104,377,393

BANK LOANS — 0.44%
	MISCELLANEOUS MANUFACTURING — 0.44%
500,000	IPC Acquisition Corp.(b)(d)	11.86	09/29/14	507,500

	TOTAL BANK LOANS (Cost $500,000)			507,500

Shares
COMMON STOCK — 2.57%
	METAL – ALUMINUM — 2.57%
152,380	Ormet Corp.			2,979,029

	TOTAL COMMON STOCK (Cost $1,219,040)			2,979,029

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — 6.12%
	FEDERAL HOME LOAN BANK — 6.12%
$7,100,000	Discount Note	0.00%	04/02/07	$7,097,059

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,099,020)			7,097,059

TOTAL INVESTMENTS (Cost $110,427,831)	99.11%	$114,960,981
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,035,924

NET ASSETS	100.00%	$115,996,905

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $25,453,831 or 21.94% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Fair valued as of March 31, 2007.

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

LLC—limited liability company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2007

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	39.66%	$46,015,698
Telecommunication	11.71	13,582,766
Materials	9.73	11,281,529
Information Technology	8.34	9,675,125
Industrials	7.99	9,263,375
U.S. Government & Agency Obligations	6.12	7,097,059
Health Care	5.39	6,253,750
Consumer Staples	3.83	4,448,200
Financials	3.26	3,779,729
Energy	1.70	1,966,250
Utilities	1.38	1,597,500

Total Investment	99.11%	$114,960,981
Other Assets in Excess of Liabilities	0.89	1,035,924

Net Assets	100.00%	$115,996,905

See Notes to Financial Statements

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.96%
$2,200,000	Capital Auto Receivables Asset Trust 2006-SN1AC B(a)	5.50%	04/20/10	$2,210,762
2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70	06/15/11	2,037,420
233,473	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.59	04/25/33	233,618

	TOTAL ASSET BACKED SECURITIES (Cost $4,564,135)			4,481,800

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.43%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 2.87%
1,572,211	Bear Stearns ARM, 2004-1 11A3(b)	6.09	04/25/34	1,587,991
3,185,790	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	3,195,248
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.68	05/25/35	3,277,431
2,213,850	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,172,114
3,249,439	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A(b)	5.54	02/25/35	3,197,586

				13,430,370

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.70%
3,316,447	R001 AE	4.38	04/15/15	3,253,628

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.68%
3,200,000	2003-17 QT	5.00	08/25/27	3,178,156

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.18%
10,355,000	2004-45 B	5.18	05/16/28	10,340,594
2,800,000	2005-10 MW	4.67	09/16/25	2,742,903
2,925,000	2005-14 B	4.48	08/16/32	2,861,550
3,573,957	2006-55 AB	5.25	07/16/29	3,577,522

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,806,101)			19,522,569

				39,384,723

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.26%
$4,350,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$4,226,824
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,208,973
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,044,938
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)(b)	5.88	12/15/35	3,401,175
1,292,475	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	1,293,703
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1C	6.59	05/15/33	3,988,095
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ(b)	4.99	09/12/37	6,993,127
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,324,239
5,430,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.30	12/15/44	5,421,837
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,017,691
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,072,803
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.91	03/15/30	4,527,693
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,503,684

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61%	12/15/35	$6,406,907
1,719,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A2	5.00	07/15/41	1,710,645
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,790,514
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A	5.11	07/15/42	6,118,731
4,267,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5	5.09	07/15/42	4,251,918

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $72,484,005)			71,303,497

CORPORATE BONDS — 16.93%
2,550,000	Alcan, Inc	5.00	06/01/15	2,445,868
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,701,446
1,900,000	Bear Stearns Co., Inc.	5.35	02/01/12	1,903,724
2,680,000	Bottling Group LLC	5.50	04/01/16	2,695,087
1,190,000	Caterpillar, Inc.	5.70	08/15/16	1,214,128
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	511,250
3,845,000	Cisco Systems, Inc	5.50	02/22/16	3,871,600
890,000	CIT Group, Inc.(b)	6.10	03/15/67	857,877
3,000,000	CVS Lease Pass Through Trust	6.13	08/15/16	3,102,273
4,750,000	Deutsche Telekom International Finance	5.38	03/23/11	4,776,169
4,000,000	Diageo Capital plc	4.38	05/03/10	3,921,408
2,380,000	Federal Express Corp.	5.50	08/15/09	2,398,171
1,000,000	Federated Retail Holding	5.35	03/15/12	997,382
1,400,000	Ford Motor Credit Co.	8.63	11/01/10	1,428,729
3,955,000	General Electric Capital Corp., MTN	5.40	02/15/17	3,958,389
500,000	Iron Mountain, Inc.	8.63	04/01/13	514,500

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$3,790,000	JP Morgan Chase & Co.	5.15%	10/01/15	$3,705,961
2,960,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	2,899,501
780,000	Lehman Brothers Holdings, Inc.	5.75	01/03/17	781,614
2,645,000	Nisource Finance Corp.	5.25	09/15/17	2,498,097
4,025,000	Oracle Corp.	5.25	01/15/16	3,969,065
5,150,000	RBS Capital Trust III(b)(c)	5.51	09/30/14	5,067,007
2,050,000	Southern Co.	5.30	01/15/12	2,063,663
1,530,000	Sprint Capital Corp.	8.38	03/15/12	1,707,065
4,290,000	Target Corp.	5.88	07/15/16	4,414,718
3,595,000	TCI Communications, Inc.	9.80	02/01/12	4,256,142
1,125,000	Telefonica Emisiones Sau	6.42	06/20/16	1,174,190
2,415,000	Time Warner, Inc.	9.15	02/01/23	3,007,984
1,110,000	Virginia Electric Power	5.40	01/15/16	1,098,449
2,000,000	Wal-Mart Stores, Inc.	5.00	04/05/12	1,992,498
1,000,000	Xerox Corp	6.40	03/15/16	1,028,525
2,125,000	YUM! Brands, Inc.	6.25	04/15/16	2,183,922
975,000	Zions Bancorp	5.50	11/16/15	958,445

	TOTAL CORPORATE BONDS (Cost $78,815,235)			79,104,847

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.51%
	FEDERAL HOME LOAN BANK — 9.71%
10,000,000		5.00	10/16/09	9,977,570
8,700,000		5.19	02/22/10	8,681,791
26,525,000		5.30	10/27/11	26,710,622

				45,369,983

	FREDDIE MAC — 1.80%
3,355,000		5.13	07/15/12	3,400,158
5,000,000	MTN	5.25	02/24/11	5,011,315

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $53,547,635)			53,781,456

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 13.08%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.76%
3,578,819	Pool # 1G1026 ARM(b)	5.91	07/01/36	3,602,168
3,135,818	Pool # A36827	5.00	08/01/35	3,033,669
379,129	Pool # G18136	6.00	08/01/21	385,438
1,204,495	Pool # J03619	6.00	10/01/21	1,224,542

				8,245,817

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 9.37%
$2,630,000	Pool # 385538	4.79%	11/01/12	$2,571,221
586,322	Pool # 545290	7.50	10/01/16	604,267
3,260	Pool # 578823	5.50	04/01/31	3,233
2,465,257	Pool # 704372 ARM(b)	4.51	05/01/33	2,437,649
5,003,739	Pool # 805386 ARM(b)	4.86	01/01/35	5,002,786
2,506,462	Pool # 811528	5.00	11/01/20	2,472,702
5,981,172	Pool # 831192	5.00	11/01/20	5,898,093
8,989,624	Pool # 851149	5.00	04/01/21	8,865,670
2,290,402	Pool # 868986(d)	5.00	05/01/21	2,258,821
179,451	Pool # 872534	6.00	06/01/36	180,782
9,400,924	Pool # 879122	5.00	05/01/21	9,271,299
4,190,123	Pool # 892882 ARM(b)	5.86	07/01/36	4,223,082

				43,789,605

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.95%
12,609	Pool # 195801	8.50	01/15/17	13,496
8,473	Pool # 195833	8.50	04/15/17	9,069
2,493,668	Pool # 3319	5.00	12/20/32	2,421,277
1,398	Pool # 334299	8.00	05/15/23	1,481
3,067,835	Pool # 3442	5.00	09/20/33	2,978,679
302,203	Pool # 367412	6.00	11/15/23	306,523
1,316,805	Pool # 604726	4.50	10/15/33	1,248,410
2,237,273	Pool # 608288	4.50	09/15/33	2,121,069

				9,100,004

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $61,068,386)			61,135,426

U.S. TREASURY NOTES — 27.16%
5,130,000		3.13	04/15/09	4,983,513
10,440,000		4.00	04/15/10	10,280,143
110,310,000	(e)	4.50	02/28/11	110,159,207
1,540,000		4.25	11/15/14	1,503,425

				121,942,775

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $125,470,139 )			126,926,288

Shares		Value
REGISTERED INVESTMENT COMPANIES — 6.26%
14,615,789	Dreyfus Government Cash Management Fund	$14,615,789
14,615,788	Fidelity U.S. Treasury II Fund	14,615,788

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $29,231,577)	29,231,577

TOTAL INVESTMENTS (Cost $464,987,213)	99.59%	$465,349,614
OTHER ASSETS IN EXCESS OF LIABILITIES	0.41	1,926,229

NET ASSETS	100.00%	$467,275,843

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $8,943,060 or 1.91% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	All or part of the security serves as collateral for futures contracts.

ARM—Adjustable	Rate Mortgage
LLC—Limited	Liability Company
MTN—Medium	Term Note
plc—Public	Limited Company

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
120	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $24,543,862)	$24,586,875	$43,013
Short —
(40)	U.S. Long-Term Treasury Bond, expiring June 20, 2007 (notional amount $(4,475,681))	(4,450,000)	25,681

	TOTAL FUTURES CONTRACTS (Total notional amount $20,068,181)	$20,136,875	$68,694

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.75%	$241,843,170
Corporate Bonds	16.93	79,104,847
Commercial Mortgage-Backed Securities	15.26	71,303,497
Collateralized Mortgage Obligations	8.43	39,384,723
Registered Investment Companies	6.26	29,231,577
Asset Backed Securities	0.96	4,481,800

Total Investments	99.59%	$465,349,614
Other Assets in Excess of Liabilities	0.41	1,926,229

Net Assets	100.00%	$467,275,843

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 4.43%
$9,000,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$9,000,000
8,400,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	8,400,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $17,400,000)			17,400,000

TAX-EXEMPT SECURITIES — 87.99%
1,000,000	Arkansas State Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, (AMBAC)(b)	0.00	07/01/23	492,710
10,000,000	California State Bay Area Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes, (FGIC)	5.00	08/01/17	10,753,900
4,740,000	California State General Obligation Bonds	5.00	06/01/08	4,819,822
10,000,000	California State General Obligation Bonds	5.00	12/01/16	10,844,200
5,000,000	California State General Obligation Bonds	5.00	08/01/21	5,292,700
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,543,700
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	10,841,000
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)	5.00	07/01/14	3,016,018

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$6,200,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25%	04/01/08	$6,300,564
10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds Department of Environmental Protection- Preservation 2000, Series A, (FSA)	6.00	07/01/13	11,246,999
10,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	10,386,900
5,000,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	5.25	09/01/19	5,550,050
4,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series A-1	4.50	06/01/27	3,901,480
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,815,700
5,000,000	Houston, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	4.50	02/15/25	5,023,500
2,000,000	Illinois State Toll Highway Authority Revenue Bonds, Senior Priority, Series A-1, (FSA)	5.00	01/01/18	2,159,560
5,000,000	Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Clarian Health Obligation Group, Series B	5.00	02/15/22	5,232,900
10,375,000	Jackson County, Missouri, Special Obligation Revenue Bonds, Harry S. Truman Sports Complex, (AMBAC)	5.00	12/01/09	10,739,578

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Jefferson County, Colorado, School District General Obligation Bonds (MBIA)	6.50%	12/15/11	$11,228,500
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,770,100
5,370,000	Massachusetts State Construction Loan General Obligaton Bonds, Series C	5.00	05/01/16	5,821,939
5,040,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue Bonds, (XLCA)	5.00	07/01/19	5,405,753
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program Series I, (FSA)	5.25	10/15/14	10,843,500
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B, (AMBAC)	5.00	11/15/14	6,149,000
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	10,831,700
3,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.25	06/01/11	3,001,770
10,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	9,817,800
4,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA-CR)	5.25	12/15/22	4,513,480
9,530,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Grant Anticipation Bonds, Series A, (FGIC)	5.00	06/15/10	9,902,718

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38%	06/15/16	$10,794,600
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA)	5.25	05/15/11	10,617,400
5,790,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Parking Facilities Expansion Project, (MBIA)	5.00	12/01/26	6,154,307
5,070,000	Pennsylvania State, General Obligation Bonds, Series 4	5.00	07/01/09	5,215,763
5,000,000	Puerto Rico Commonwealth Public Improvement General Obligation Bonds, Series B	5.25	07/01/16	5,438,300
10,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds	5.00	02/01/17	10,707,300
8,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	8,291,280
7,600,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(b)	0.00	01/15/12	6,345,316
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,282,350
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,623,000
12,150,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00	07/01/21	13,056,268

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport Series A, (FSA)	5.00%	07/01/25	$2,130,220
2,000,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.25	12/15/23	2,211,940
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	5,071,014
3,500,000	Texas State Transportation Commission Revenue Bonds, First Tier	5.00	04/01/08	3,546,620
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,308,040
6,285,000	Virginia State Public School Authority Revenue Bonds, 1997 Resolution, Series C	5.00	08/01/16	6,813,946
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,493,500

	TOTAL TAX-EXEMPT SECURITIES (Cost $341,055,657)			345,348,705

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 6.48%
12,000,000	Chicago, Illinois, Public Improvements General Obligation Bonds, (Prerefunded 01/01/08 @ 102)	5.25	01/01/27	12,376,680
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,691,431

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$5,000,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38%	07/15/39	$5,344,650

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $25,457,385)			25,412,761

Shares
REGISTERED INVESTMENT COMPANIES — 0.03%
102,148	BlackRock Muni Fund			102,148
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $102,149)			102,149

TOTAL INVESTMENTS (Cost $384,015,191)	98.93%	$388,263,615
OTHER ASSETS IN EXCESS OF LIABILITIES	1.07	4,199,410

NET ASSETS	100.00%	$392,463,025

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Bond.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

FSA-CR—Financial Security Assurance Custodial Receipts

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

PSF-GTD—Public School Fund—Guaranteed

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Intermediate-Term Tax-Exempt Fund — (continued)

At March 31, 2007, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
California	14.85%	$58,277,568
Texas	11.64	45,692,653
New York	9.99	39,213,690
New Jersey	9.70	38,067,468
Florida	8.46	33,193,960
Missouri	6.61	25,926,066
Colorado	5.55	21,772,200
Michigan	5.49	21,550,950
South Carolina	4.05	15,905,350
Illinois	3.70	14,536,240
Virginia	3.34	13,114,510
Hawaii	2.76	10,815,700
Washington	2.67	10,493,500
Oklahoma	2.29	9,000,000
Alaska	2.14	8,400,000
Massachusetts	1.48	5,821,939
Puerto Rico	1.39	5,438,300
Indiana	1.33	5,232,900
Pennsylvania	1.33	5,215,762
Arkansas	0.13	492,710
Registered Investment Companies	0.03	102,149

Total Investments	98.93%	$388,263,615
Other Assets in Excess of Liabilities	1.07	4,199,410

Net Assets	100.00%	$392,463,025

See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.98%
$1,400,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.75%	12/15/27	$1,400,000
1,200,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B(a)	3.80	07/01/37	1,200,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,600,000)			2,600,000

TAX-EXEMPT SECURITIES — 75.50%
2,500,000	California Statewide Communities Development Authority Revenue Bonds, Southern California Edison Co., Series A, (XLCA), (Mandatory Put 04/01/13 @ 100)	4.10	04/01/28	2,538,500
2,000,000	Chicago, Illinois, General Obligation Bonds, (FGIC)	5.25	01/01/28	2,069,420
1,000,000	Cincinnati, Ohio, City School District General Obligation Bonds, Classroom Construction & Improvements (FGIC)	5.25	12/01/30	1,156,430
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00	06/15/15	3,226,620
2,500,000	Detroit, Michigan, City School District General Obligation Bonds School Building & Improvement, Series A, (FSA)	5.00	05/01/17	2,683,475
2,000,000	District Of Columbia, General Obligation Bonds, Series A, (MBIA)	5.25	06/01/27	2,046,780
2,000,000	Florida State Hurricane Catastrophe Fund Finance Corporation Revenue Bonds, Series A	5.00	07/01/10	2,077,380

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,800,000	Fort Bend, Texas, Independent School District General Obligation Bonds, (PSF-GTD)	5.38%	02/15/24	$1,846,548
650,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00	02/15/39	666,335
3,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	3,212,850
1,500,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds(b)(c)	5.50	09/01/36	1,573,770
1,000,000	Massachusetts State Construction Loan General Obligation Bonds, Series C	5.00	05/01/16	1,084,160
2,000,000	Michigan State Hospital Finance Authority Revenue Bonds, Henry Ford Health Systems, Series A	5.25	11/15/32	2,127,160
1,000,000	Montgomery, Alabama, Medical Clinic Board Health Care Facility Revenue Bonds, Jackson Hospital & Clinic	4.75	03/01/36	984,500
500,000	New Hampshire Health & Education Facilities Authority Revenue Bonds, The Memorial Hospital	5.25	06/01/36	518,995
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.50	06/01/23	1,963,560
2,000,000	New York City, New York, General Obligation Bonds, Series M	5.00	04/01/22	2,110,440
2,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium — Pilot, (AMBAC)	5.00	01/01/46	2,107,080

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York Metropolitan Transportation Authority Revenue Bonds, Series A, (AMBAC)	5.50%	11/15/14	$2,235,480
2,000,000	New York State Dormitory Authority Revenue Bonds, Non-State Supported Debt, New York University Hospital Center, Series A	5.00	07/01/20	2,085,180
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,117,480
2,000,000	Purdue University, Indiana, Certificates of Participation	5.25	07/01/22	2,251,360
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue Bonds, Series A, (MBIA)(d)	0.00	01/15/12	2,087,275
1,500,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert International Airport, Series A, (FSA)	5.00	07/01/20	1,614,495
1,250,000	Tennessee Energy Acquisition Corp. Gas Revenue Bonds, Series A	5.25	09/01/26	1,384,200
1,500,000	University of California Revenue Bonds, Series J, (MBIA)	5.00	05/15/12	1,596,510

	TOTAL TAX-EXEMPT SECURITIES (Cost $48,810,333)			49,365,983

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 18.28%
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,197,310
2,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/01/14	2,200,800

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)	5.50%	06/15/23	$3,299,940
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,250,560

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $11,695,844)			11,948,610

Shares
REGISTERED INVESTMENT COMPANIES — 0.49%
319,451	BlackRock Muni Fund			319,451
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $319,452)			319,452

TOTAL INVESTMENTS (Cost $63,425,629)	98.25%	$64,234,045
OTHER ASSETS IN EXCESS OF LIABILITIES	1.75	1,142,205

NET ASSETS	100.00%	$65,376,250

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $1,573,770 or 2.41% of net assets.
(c)	Represents an illiquid security as of March 31, 2007.
(d)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

XLCA—XL Capital Assurance

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Long-Term Tax-Exempt Fund — (continued)

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 18% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	19.66%	$12,856,460
California	9.52	6,222,285
New Jersey	8.05	5,263,500
Texas	7.71	5,043,858
Michigan	7.36	4,810,635
Tennessee	7.03	4,597,050
Pennsylvania	4.97	3,250,560
Nevada	4.93	3,226,620
Indiana	4.46	2,917,695
Florida	3.18	2,077,380
Illinois	3.17	2,069,420
District Of Columbia	3.13	2,046,780
Missouri	2.47	1,614,495
Connecticut	2.41	1,573,770
Oklahoma	2.14	1,400,000
Alaska	1.84	1,200,000
Ohio	1.77	1,156,430
Massachusetts	1.66	1,084,160
Alabama	1.51	984,500
New Hampshire	0.79	518,995
Registered Investment Companies	0.49	319,452

Total Investments	98.25%	$64,234,045
Other Assets in Excess of Liabilities	1.75	1,142,205

Net Assets	100.00%	$65,376,250

See Notes to Financial Statements

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 2.97%
$2,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, (SPA: Dexia Credit Local)(a)	3.65%	11/01/35	$2,000,000
1,700,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 2, (SPA: JP Morgan Chase & Co.)(a)	3.76	05/01/19	1,700,000
500,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation Series 5, (SPA: Bayerische Landesbank)(a)	3.75	08/01/24	500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $4,200,000)			4,200,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES – BACKED BY LETTERS OF CREDIT — 4.17%
1,400,000	Long Island Power Authority, New York Electric System Revenue Bonds, Sub-Series 2B, (BAYERISCHE LANDESBANK)(a)	3.74	05/01/33	1,400,000
3,500,000	New York State Dormitory Authority Revenue Bonds, Oxford University, (LANDESBANK HESSEN)(a)	3.80	07/01/23	3,500,000
1,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Sub-Series G2, (BNP PARIBAS)(a)	3.79	11/01/26	1,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $5,900,000)			5,900,000

TAX-EXEMPT SECURITIES — 74.07%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,738,651

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$5,000,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)	5.25%	11/15/15	$5,489,100
4,000,000	New York City, New York, General Obligation Bonds, Series C	5.00	01/01/15	4,285,840
2,430,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/19	2,572,374
850,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/19	917,261
1,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Queens Baseball Stadium, (AMBAC)	5.00	01/01/20	1,074,950
2,280,000	New York City, New York, Metropolitan Transportation Authority Revenue Bonds, (CIFG)	5.00	11/15/22	2,441,584
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	5,397,300
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13	06/15/19	4,236,160
2,150,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/01/10	2,266,466
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,207,330

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series B	5.25%	08/01/17	$2,154,580
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series S-1	5.00	07/15/11	3,151,710
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/10	1,022,420
1,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A	5.00	07/01/12	1,031,400
5,000,000	New York State Dormitory Authority Revenue Bonds, New York University, Series A, (AMBAC)	5.75	07/01/12	5,503,999
4,720,000	New York State Dormitory Authority Revenue Bonds, State Personal Income Tax, Series D, (FGIC)	5.00	03/15/09	4,844,891
3,525,000	New York State Energy Research & Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Project, Series A, (AMBAC)	5.15	11/01/25	3,666,740
6,000,000	New York State Environmental Facilties Revenue Bonds, NYC Municipal Water Project, Series K	5.00	06/15/12	6,397,559
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,314,850
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,918,989
2,500,000	New York State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	2,685,950

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$2,015,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series B	5.25%	11/15/13	$2,195,443
4,500,000	New York State Urban Development Corp. Revenue Bonds, State Personal Income Tax, Series B	5.00	03/15/22	4,831,830
500,000	Oneida County, New York Industrial Developmental Agency, Civic Facility Revenue Bonds, Hamilton College PJ-Series A(b)	0.00	07/01/18	313,015
895,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/22	953,972
940,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A (AMBAC)	5.00	09/15/23	1,001,937
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,453,450
1,500,000	Puerto Rico Public Improvement General Obligation Bonds, Series A	5.25	07/01/22	1,620,705
2,000,000	Suffolk County, New York, Public Improvement General Obligation Bonds, Series A, (CIFG)	5.00	05/01/08	2,031,320
3,750,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	3,770,963
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,582,771
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,706,887

	TOTAL TAX-EXEMPT SECURITIES (Cost $103,763,301)			104,782,397

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

	TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 17.86%
$5,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$5,502,000
3,300,000	New York State Metropolitan Transportation Authority Dedicated Tax Revenue Bonds, Series A, (FGIC) (Prerefunded 04/01/2010 @100)	5.88	04/01/21	3,514,005
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,579,720
4,210,000	New York State Tobacco Settlement Asset Securitizaton Corporation Revenue Bonds, Series 1, (Prerefunded 07/15/09 @ 101)	6.38	07/15/39	4,500,195
5,000,000	New York State Tollway Authority , Highway & Bridge Trust Fund Revenue Bonds, Series B, AMBAC (Prerefunded 04/01/09 @ 100)	5.25	04/01/24	5,162,050

	TOTAL TAX-EXEMPT SECURITIES —ESCROWED IN U.S. GOVERNMENTS (Cost $25,317,683)			25,257,970

Shares
REGISTERED INVESTMENT COMPANIES — 0.04%
1	Dreyfus New York Tax Exempt Cash Fund			1
55,645	Provident Institutional New York Money Market Fund			55,645

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $55,646)			55,646

TOTAL INVESTMENTS (Cost $139,236,630)	99.11%	$140,196,013
OTHER ASSETS IN EXCESS OF LIABILITIES	0.89	1,258,238

NET ASSETS	100.00%	$141,454,251

(a)	Variable Rate Security The rate disclosed is as of March 31, 2007.
(b)	Zero-Coupon Security

AMBAC—American Municipal Bond Assurance Corp.

CIFG—CDC IXIS Financial Guaranty

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 22 % of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2007, approximately 99% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2007

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31st, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	63.93%	$90,443,850
Prerefunded	13.97	19,755,970
General Obligation Bonds	13.11	18.538,547
Backed by Letters of Credit	4.17	5,900,000
Escrowed to Maturity	3.89	5,502,000
Registered Investment Companies	0.04	55,646

Total Investments	99.11%	$140,196,013
Other Assets in Excess of Liabilities	0.89	1,258,238

Net Assets	100.00%	$141,454,251

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITIES — 0.99%
$1,648,892	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	5.55%	12/15/35	$1,650,083
902,954	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	899,585

	TOTAL ASSET BACKED SECURITIES (Cost $2,562,105)			2,549,668

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.70%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 10.09%
5,083,404	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.10	03/25/34	5,043,531
2,767,478	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.09	11/25/35	2,743,586
1,816,112	Bear Stearns ARM, 2004-1 11A3(a)	6.09	04/25/34	1,834,339
2,254,902	Bear Stearns ARM, 2004-9 3A1(a)	5.24	09/25/34	2,259,732
2,911,176	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,880,526
1,920,264	IMPAC CMB Trust, 2005-5 A4(a)	5.70	08/25/35	1,909,230
2,138,180	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.74	08/25/34	2,133,851
2,000,000	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,986,450
2,882,844	Wells Fargo Mortgage Backed Securities Trust, 2004-AA A2(a)	5.00	12/25/34	2,854,448
2,435,000	Wells Fargo Mortgage Backed Securities Trust, 2004-N A6	4.00	08/25/34	2,383,679

				26,029,372

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.53%
2,257,318	2608 GK	4.50	03/15/17	2,224,003
4,309,897	2836 TA	5.00	10/15/27	4,305,752

				6,529,755

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 1.08%
2,808,107	2002-89 CA	5.00	04/25/16	2,789,485

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,671,518)			35,348,612

Principal Amount		Rate	Maturity Date	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.25%
$3,940,352	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2	4.97%	08/11/36	$3,927,199
811,819	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	807,308
1,216,020	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1(a)	4.33	07/15/42	1,201,152
2,476,271	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	2,451,591

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,443,426)			8,387,250

U.S. GOVERNMENT AGENCY BONDS & NOTES — 24.69%
	FANNIE MAE — 0.80%
2,100,000		3.55	01/17/08	2,074,283

	FEDERAL HOME LOAN BANK — 17.25%
2,500,000		3.88	02/15/08	2,473,893
15,500,000		4.75	06/11/08	15,454,739
4,500,000		5.13	07/30/08	4,509,149
9,500,000		5.38	07/17/09	9,604,975
10,000,000		5.00	10/16/09	9,977,570
2,480,000		5.19	02/22/10	2,474,809

				44,495,135

	FREDDIE MAC — 6.64%
7,150,000		5.45	09/02/11	7,160,425
10,000,000		5.25	10/06/11	9,982,620

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $63,697,313)			17,143,045

				63,712,463

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 39.96%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.90%
931,556	Pool # 1B2846 ARM(a)	4.95	04/01/35	931,936
3,726,365	Pool # 1G0688 ARM(a)	5.76	01/01/36	3,754,140
153,358	Pool # 1G1026 ARM(a)	5.91	07/01/36	154,358
8,109,715	Pool # 1G1471 ARM(a)	5.50	01/01/37	8,151,861
7,666,917	Pool # 782645 ARM(a)	5.43	02/01/36	7,727,457
3,603,310	Pool # 847248 ARM(a)	5.24	03/01/34	3,642,747

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — (continued)
$476,918	Pool # C68593	7.00%	11/01/28	$496,017
2,919,895	Pool # G18136	6.00	08/01/21	2,968,491
8,915,289	Pool # J00617	5.50	12/01/20	8,933,539
9,276,531	Pool # J03619	6.00	10/01/21	9,430,922

				46,191,468

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 21.49%
3,992,906	Pool # 256651	6.00	03/01/37	4,007,546
728,974	Pool # 323572	7.50	01/01/29	764,730
2,684,051	Pool # 375575	6.60	12/01/07	2,680,937
16,060	Pool # 517390	8.00	11/01/11	16,485
262,926	Pool # 535981	8.00	01/01/16	275,040
109,609	Pool # 545362 ARM(a)	5.96	12/01/31	109,771
1,736,064	Pool # 634195	7.50	10/01/28	1,821,217
3,294,927	Pool # 693018 ARM(a)	4.36	06/01/33	3,326,851
3,801,671	Pool # 735709 ARM(a)	4.82	06/01/35	3,761,096
4,001,402	Pool # 745525	5.50	05/01/21	4,011,567
2,709,692	Pool # 766684 ARM(a)	4.42	03/01/34	2,697,130
3,402,575	Pool # 770870 ARM(a)	4.28	04/01/34	3,372,016
2,308,280	Pool # 780840	4.50	06/01/34	2,307,122
2,987,634	Pool # 784134 ARM(a)	5.46	10/01/35	3,003,494
3,599,556	Pool # 786076 ARM(a)	4.74	07/01/34	3,597,430
6,241,477	Pool # 786423 ARM(a)	4.59	07/01/34	6,241,780
3,125,952	Pool # 805386 ARM(a)	4.86	01/01/35	3,125,357
3,843,296	Pool # 828704 ARM(a)	5.00	07/01/35	3,823,994
6,264,901	Pool # 871499 ARM(a)	5.60	04/01/36	6,321,292
179,554	Pool # 892882 ARM(a)	5.86	07/01/36	180,966

				55,445,821

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.57%
159,792	Pool # 780240	8.50	09/15/09	159,871
28,673	Pool # 780752	8.50	04/15/10	28,695
457,071	Pool # 781036	8.00	10/15/17	481,335
281,583	Pool # 781181	9.00	12/15/09	287,018
115,704	Pool # 80385 ARM(a)	5.25	03/20/30	116,710
382,211	Pool # 8378 ARM(a)	5.75	07/20/18	386,027

				1,459,656

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $103,237,952)			103,096,945

U.S. GOVERNMENT SECURITIES — 15.03%
	U.S. TREASURY NOTES — 15.03%
250,000	(b)	4.88	04/30/08	249,971
1,250,000		4.88	05/31/08	1,250,586
5,000,000		5.00	07/31/08	5,013,280
3,000,000		4.63	11/15/09	3,004,569

Principal Amount	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — (continued)
$29,105,000	4.75%	02/15/10	$29,270,986

			38,789,392

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $38,800,806)		38,789,392

Shares
REGISTERED INVESTMENT COMPANIES — 1.64%
2,118,300	Dreyfus Government Cash Management Fund		2,118,300
2,118,302	Fidelity U.S. Treasury II Fund		2,118,302

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $4,236,602)		4,236,602

TOTAL INVESTMENTS (Cost $256,649,722)	99.26%	$256,120,932
OTHER ASSETS IN EXCESS OF LIABILITIES	0.74	1,897,935

NET ASSETS	100.00%	$258,018,867

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	All or part of security serves as collateral for futures contracts.

ARM—Adjustable Rate Mortgage

Contracts		Value	Unrealized Appreciation/ Depreciation
FUTURES CONTRACTS
Long —
300	U.S. 2 Year Treasury Note, expiring June 29, 2007 (notional amount $61,433,250)	$61,467,187	$33,937
70	U.S. 5 Year Treasury Note, expiring June 29, 2007 (notional amount $7,424,550)	7,405,781	(18,769)
Short —
(180)	U.S. 10 Year Treasury Note, expiring June 20, 2007 (notional amount $(19,488,300))	(19,462,500)	25,800

TOTAL FUTURES CONTRACTS (Total notional amount $49,369,500)		$49,410,468	$40,968

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Government Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	79.68%	$205,598,800
Collateralized Mortgage Obligations	13.70	35,348,612
Commercial Mortgage-Backed Securities	3.25	8,387,250
Registered Investment Companies	1.64	4,236,602
Asset Backed Securities	0.99	2,549,668

Total Investments	99.26%	$256,120,932
Other Assets in Excess of Liabilities	0.74	1,897,935

Net Assets	100.00%	$258,018,867

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 1.92%
$2,000,000	Maryland State Economic Developmental Corporation Revenue Bonds(a)	3.80%	07/01/34	$2,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $2,000,000)			2,000,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 4.42%
4,600,000	Ohio State Air Quality Development Authority Revenue Bonds, Ohio Edison Co., Series C, (WACHOVIA BANK N.A.)(a)	3.80	06/01/23	4,600,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $4,600,000)			4,600,000

TAX-EXEMPT SECURITIES — 83.30%
6,000,000	California State General Obligation Bonds	5.00	06/01/08	6,101,040
4,070,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.50	06/15/07	4,084,408
5,000,000	Fairfax County, Virginia, Refunding & Public Improvement General Obligation Bonds, Series A	5.25	04/01/08	5,081,100
890,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.70	07/01/08	889,430
800,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.85	01/01/09	800,328
1,810,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.90	01/01/10	1,807,122
870,000	Illinois State Housing Development Authority Multi-Family Revenue Bonds, Series G	3.65	07/01/07	869,600

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00%	10/01/08	$3,922,534
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,140,282
2,000,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/08 @ 100)	5.00	03/01/28	2,037,500
2,500,000	Montgomery County, Texas, General Obligation Bonds, Series B, (FSA), (Mandatory Put 09/01/10 @ 100)	5.00	03/01/29	2,597,400
7,405,000	New Jersey State Economic Development Authority Revenue Bonds, Series F	5.00	06/15/07	7,423,512
2,000,000	New Jersey State Tobacco Settlement Financing Corporation Revenue Bonds, Series 1A	4.13	06/01/10	1,999,020
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,319,980
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,412,600
1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00	07/01/11	1,300,725
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,156,030
5,000,000	San Antonio, Texas, Electric & Gas Systems Revenue Bonds, Series A	5.00	02/01/10	5,193,000

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,995,000	South Carolina State Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)	5.00%	10/01/09	$4,127,155
7,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	7,354,410
3,750,000	Tennessee State Energy Acquisition Corporation Gas Revenue Bonds, Series A	5.00	09/01/09	3,849,900
1,500,000	Texas State Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Senior Lien, Series A	5.00	12/15/10	1,558,830
3,000,000	Texas State Transportation Commission Revenue Bonds, First Tier, Series A	5.00	04/01/12	3,173,460
2,500,000	Troy, New York, Industrial Development Authority Civic Facility Revenue Bonds, Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 09/01/11 @ 100)	4.05	04/01/37	2,513,975

	TOTAL TAX-EXEMPT SECURITIES (Cost $86,770,633)			86,713,341

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 9.03%
4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38	01/01/30	4,740,889
595,000	New Jersey State Economic Development Authority Revenue Bonds, Series F (Escrowed to Maturity)	5.00	06/15/07	596,601

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — (continued)
$4,030,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A, (Escrowed to Maturity)	5.00%	11/01/07	$4,064,013

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $9,418,705)			9,401,503

Shares
REGISTERED INVESTMENT COMPANIES — 0.28%
291,929	BlackRock Muni Fund			291,929
1	Dreyfus Tax Exempt Cash Fund			1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $291,930)			291,930

TOTAL INVESTMENTS (Cost $103,081,268)	98.95%	$103,006,774
OTHER ASSETS IN EXCESS OF LIABILITIES	1.05	1,088,697

NET ASSETS	100.00%	$104,095,471

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.

AMBAC—American Municipal Bond Assurance Corp.

BNY—Bank of New York

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

IBC—Insured Bond Certificates

MBIA—Municipal Bond Insurance Association

XLCA—XL Capital Assurance

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Short-Term Tax-Exempt Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	17.59%	$18,310,568
Texas	13.99	14,560,190
Virginia	11.95	12,435,510
New Jersey	9.62	10,019,133
Illinois	8.75	9,107,370
Tennessee	8.64	8,990,182
Florida	6.80	7,078,564
California	5.86	6,101,040
Ohio	4.42	4,600,000
South Carolina	3.96	4,127,154
Nevada	3.92	4,084,408
Maryland	1.92	2,000,000
Puerto Rico	1.25	1,300,725
Registered Investment Companies	0.28	291,930

Total Investments	98.95%	$103,006,774
Other Assets in Excess of Liabilities	1.05	1,088,697

Net Assets	100.00%	$104,095,471

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund		High Yield Fund	Intermediate- Term Bond Fund
ASSETS:
Investments, at cost–see accompanying portfolios	$56,023,581	$549,299,881		$110,427,831	$464,987,213

Investments, at value (Note 1)	$56,006,869	$550,355,840		$114,960,981	$465,349,614
Cash	—	172,942		131,318	214,611
Interest receivable	732,717	4,413,659		2,376,317	3,413,504
Receivable for investments sold	—	333,651		1,136,514	1,999,838
Receivable for fund shares sold	46,540	506,201		503,500	582,812
Receivable from advisor	—	—		114,221	—
Net receivable for variation margin on futures contracts	—	5,391		—	6,875
Reclaims receivable	—	—		—	—
Prepaid expenses	825	9,532		1,593	6,434

Total Assets	56,786,951	555,797,216		119,224,444	471,573,688
LIABILITIES:
Payable for dividends declared	113,224	1,360,741		583,926	1,520,466
Payable for investments purchased	—	1,742,048		1,496,875	2,008,125
Payable for fund shares redeemed	20,302	450,371		989,855	423,418
Investment advisory fees payable (Note 2)	—	170,085		—	109,044
Administration fees payable (Note 2)	—	71,583		1,451	60,940
Distribution and shareholder servicing fees payable (Note 2)	11,567	67,066		25,911	82,006
Accrued expenses and other payables	36,631	215,549		129,521	93,846

Total Liabilities	181,724	4,077,443		3,227,539	4,297,845

NET ASSETS	$56,605,227	$551,719,773		$115,996,905	$467,275,843

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$741	$23,250		$(496,938)	$(45,974)
Accumulated net realized gain (loss) on investments	(29,603)	(1,867,299)		(65,480,709)	(5,229,655)
Unrealized appreciation (depreciation) of investments	(16,712)	1,096,687		4,533,150	431,095
Par value (Note 5)	7,904	61,436		241	65,831
Paid in capital in excess of par value	56,642,897	552,405,699		177,441,161	472,054,546

Net Assets	$56,605,227	$551,719,773		$115,996,905	$467,275,843

Net Assets:
Shares	$56,605,227	$313,966,821		$111,687,408	$467,275,843
Institutional Shares	—	237,751,881		4,309,497	—
Retirement Shares	—	1,071		—	—
Shares Outstanding (Note 5):
Shares	7,903,871	34,965,727		23,247,564	65,831,298
Institutional Shares	—	26,469,879		897,626	—
Retirement Shares	—	119		—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$7.16	$8.98		$4.80	$7.10

Institutional Shares	—	$8.98		$4.80	—

Retirement Shares	—	$8.98	(a)	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$384,015,191	$63,425,629	$139,236,630	$256,649,722	$103,081,268

$388,263,615	$64,234,045	$140,196,013	$256,120,932	$103,006,774
—	—	—	37,614	—
4,981,613	854,413	1,979,702	1,969,821	1,476,373
—	—	—	756,724	—
727,477	522,766	50,000	756,805	—
—	—	—	—	—
—	—	—	4,844	—
—	—	—	—	—
5,204	923	1,902	3,801	1,575

393,977,909	65,612,147	142,227,617	259,650,541	104,484,722

1,035,945	150,672	322,226	689,127	234,363
—	—	—	—	—
189,999	4,317	312,691	671,543	70,711
61,403	8,403	31,907	46,886	307
51,194	8,479	18,528	33,750	13,748
86,636	16,553	33,607	81,017	3,182
89,707	47,473	54,407	109,351	66,940

1,514,884	235,897	773,366	1,631,674	389,251

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$48,700	$27,130	$1,189	$(27,406)	$3,061
(789,548)	268,755	(746,293)	(15,179,011)	(2,843,991)
4,248,424	808,416	959,383	(487,822)	(74,494)
42,031	6,449	16,398	37,008	14,653
388,913,418	64,265,500	141,223,574	273,676,098	106,996,242

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471

$392,463,025	$65,376,250	$141,454,251	$258,018,867	$104,095,471
—	—	—	—	—
—	—	—	—	—

42,031,446	6,448,625	16,398,410	37,008,349	14,652,563
—	—	—	—	—
—	—	—	—	—

$9.34	$10.14	$8.63	$6.97	$7.10

—	—	—	—	—

—	—	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
INVESTMENT INCOME:
Interest income	$2,187,428	$21,099,384	$9,698,634	$22,219,156
Dividend income	58,763	999,150	65,635	818,435

Total Income	2,246,191	22,098,534	9,764,269	23,037,591
EXPENSES:
Investment advisory fees (Note 2)	307,162	2,873,544	978,058	1,573,622
Administration fees (Note 2)	92,710	633,088	184,503	678,515
Shareholder servicing fees- Shares (Note 2)	153,581	738,959	286,507	1,124,018
Distribution and shareholder servicing fees- Retirement Shares (Note 2)	—	7	—	—
Legal and audit fees	30,033	61,650	481,103	44,215
Custodian fees	4,287	43,655	14,279	31,890
Transfer agent fees	14,895	165,543	34,437	29,198
Directors’/ Trustees’ fees and expenses (Note 2)	7,397	17,725	9,095	17,608
Miscellaneous expenses	36,329	149,636	66,401	93,854

Total Expenses	646,394	4,683,807	2,054,383	3,592,920
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(307,162)	(1,217,980)	(522,552)	(220,858)
Administrator (Note 2)	(32,228)	(4,685)	(271,220)	(3,986)
Custody earning credits	(812)	(8,001)	(8,165)	(8,412)

Net Expenses	306,192	3,453,141	1,252,446	3,359,664

NET INVESTMENT INCOME	1,939,999	18,645,393	8,511,823	19,677,927

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	12,011	(67,050)	(309,422)	(3,117,415)
Futures	—	—	—	(11,964)

Total net realized gain (loss)	12,011	(67,050)	(309,422)	(3,129,379)

Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	5,359,028	6,524,399	8,596,210

Net realized and unrealized gain (loss) on investments	347,560	5,291,978	6,214,977	5,466,831

Net increase in net assets resulting from operations	$2,287,559	$23,937,371	$14,726,800	$25,144,758

See Notes to Financial Statements.

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$14,699,859	$2,600,657	$5,214,718	$12,357,359	$4,064,636
110,298	44,055	39,308	101,683	24,497

14,810,157	2,644,712	5,254,026	12,459,042	4,089,133

1,296,023	315,596	676,050	849,998	351,768
558,818	95,255	204,049	427,588	176,955
925,733	146,753	338,025	708,328	293,138

—	—	—	—	—
29,918	32,861	31,068	29,366	30,363
24,412	7,366	14,657	36,651	11,736
21,745	24,736	16,049	97,265	16,307
15,384	7,394	9,291	13,609	8,951
85,449	41,825	48,612	73,067	49,601

2,957,482	671,786	1,337,801	2,235,872	938,819

(550,546)	(166,831)	(256,114)	(110,584)	(235,286)
(1,075)	(177)	(388)	(2,197)	(286)
(5,895)	(539)	(1,535)	(10,691)	(4,142)

2,399,966	504,239	1,079,764	2,112,400	699,105

12,410,191	2,140,473	4,174,262	10,346,642	3,390,028

(789,548)	267,714	(221,768)	(1,580,994)	(202,111)
—	—	—	(18,146)	—

(789,548)	267,714	(221,768)	(1,599,140)	(202,111)

3,456,392	768,194	1,496,004	4,796,996	589,130

2,666,844	1,035,908	1,274,236	3,197,856	387,019

$15,077,035	$3,176,381	$5,448,498	$13,544,498	$3,777,047

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	California Short- Intermediate Term Tax-Exempt Income Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$1,939,999	$2,060,305	$18,645,393	$10,061,835
Net realized gain (loss) on security transactions	12,011	215,226	(67,050)	1,284,930
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, futures and options during the year	335,549	(1,292,978)	5,359,028	(7,274,735)

Net increase in net assets resulting from operations	2,287,559	982,553	23,937,371	4,072,030

Distributions to shareholders:
From net investment income
Shares	(1,939,807)	(2,061,472)	(12,851,594)	(10,218,978)
Institutional Shares	—	—	(5,693,159)	(6,254)
Retirement Shares	—	—	(40)	(38)
From net realized gain on investments
Shares	(255,808)	—	—	(3,571,500)
Institutional Shares	—	—	—	(13)
Retirement Shares	—	—	—	(13)
From tax return of capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total distributions	(2,195,615)	(2,061,472)	(18,544,793)	(13,796,796)

Increase (decrease) in net assets from fund share transactions (Note 5)	(9,841,880)	4,484,991	263,311,270	80,807,705

Net increase (decrease) in net assets	(9,749,936)	3,406,072	268,703,848	71,082,939

NET ASSETS:
Beginning of year	66,355,163	62,949,091	283,015,925	211,932,986

End of year(1)	$56,605,227	$66,355,163	$551,719,773	$283,015,925

(1) Including undistributed (distributions in excess of) net investment income	$741	$492	$23,250	$2,407

See Notes to Financial Statements.

High Yield Fund		Intermediate-Term Bond Fund		Intermediate-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$8,511,823	$11,285,812	$19,677,927	$16,340,106	$12,410,191	$10,941,942
(309,422)	(4,085,478)	(3,117,415)	(1,475,445)	(789,548)	730,630
—	—	(11,964)	—	—
6,524,399	(1,518,767)	8,596,210	(6,389,324)	3,456,392	(5,288,523)

14,726,800	5,681,567	25,144,758	8,475,337	15,077,035	6,384,049

(7,813,910)	(9,681,268)	(19,642,311)	(17,107,462)	(12,408,623)	(10,946,366)
(539,707)	(1,002,532)	—	—	—	—
—	—	—	—	—	—

—	—	—	(1,062,921)	(730,446)	(367,682)
—	—	—	—	—	—
—	—	—	—	—	—

—	(325,252)	—	—	—	—
—	(28,599)	—	—	—	—

(8,353,617)	(11,037,651)	(19,642,311)	(18,170,383)	(13,139,069)	(11,314,048)

(39,412,117)	(15,055,145)	24,700,690	36,375,391	37,829,303	8,085,957

(33,038,934)	(20,411,229)	30,203,137	26,680,345	39,767,269	3,155,958

149,035,839	169,447,068	437,072,706	410,392,361	352,695,756	349,539,798

$115,996,905	$149,035,839	$467,275,843	$437,072,706	$392,463,025	$352,695,756

$(496,938)	$(691,493)	$(45,974)	$(10,852)	$48,700	$215

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Long-Term Tax-Exempt Fund		New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$2,140,473	$1,851,030	$4,174,262	$3,694,401
Net realized gain (loss) on security transactions	267,714	654,816	(221,768)	(524,525)
Net realized gain (loss) on futures	—	—	—	—
Change in unrealized appreciation (depreciation) of investments during the year	768,194	(820,799)	1,496,004	(227,681)

Net increase in net assets resulting from operations	3,176,381	1,685,047	5,448,498	2,942,195

Ditributions to shareholders:
From net investment income
Shares	(2,140,560)	(1,851,155)	(4,173,194)	(3,697,161)
From net realized gain on investments
Shares	(392,493)	—	—	(1,825,117)

Total distributions	(2,533,053)	(1,851,155)	(4,173,194)	(5,522,278)

Increase (decrease) in net assets from fund share transactions (Note 5)	3,475,678	(1,393,785)	9,152,946	(4,646,822)

Net increase (decrease) in net assets	4,119,006	(1,559,893)	10,428,250	(7,226,905)

NET ASSETS:
Beginning of year	61,257,244	62,817,137	131,026,001	138,252,906

End of year(1)	$65,376,250	$61,257,244	$141,454,251	$131,026,001

(1) Including undistributed (distributions in excess of) net investment income	$27,130	$1,401	$1,189	$121

See Notes to Financial Statements.

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities
Year Ended March 31,		Fund Year Ended March 31,
2007	2006	2007	2006
$10,346,642	$10,630,035	$3,390,028	$3,454,819
(1,580,994)	(2,723,414)	(202,111)	(2,252,492)
(18,146)	—	—	—

4,796,996	503,856	589,130	1,341,352

13,544,498	8,410,477	3,777,047	2,543,679

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

—	—	—	—

(11,425,192)	(13,063,721)	(3,386,967)	(3,460,145)

(83,267,253)	(58,697,749)	(29,506,088)	(104,932,090)

(81,147,947)	(63,350,993)	(29,116,008)	(105,848,556)

339,166,814	402,517,807	133,211,479	239,060,035

$258,018,867	$339,166,814	$104,095,471	$133,211,479

$(27,406)	$(29,336)	$3,061	$—

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments
CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND — (10/01/96*)
Shares:
Year Ended March 31,
2007	$7.16	$0.23	(2)	$0.03	(2)	$0.26	$(0.23)		$(0.03)
2006	7.27	0.23	(2)	(0.11	)(2)	0.12	(0.23)		—
2005	7.49	0.23	(2)	(0.22	)(2)	0.01	(0.23)		—
2004	7.49	0.24		—		0.24	(0.24)		—
2003	7.27	0.25		0.22		0.47	(0.25)		— (3)
CORE BOND FUND — (01/09/86*)
Shares:
Year Ended March 31,
2007	$8.84	$0.39	(2)	$0.14	(2)	$0.53	$(0.39)		—
2006	9.15	0.37	(2)	(0.18	)(2)	0.19	(0.38)		$(0.12)
2005	9.43	0.37	(2)	(0.23	)(2)	0.14	(0.37)		(0.05)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)
HIGH YIELD FUND — (10/31/00*)
Shares:
Year Ended March 31,
2007	$4.53	$0.32	(2)	$0.26	(2)	$0.58	$(0.31)		—
2006	4.67	0.31	(2)	(0.14	)(2)	0.17	(0.31	)(4)	—
2005	4.71	0.34	(2)	(0.08	)(2)	0.26	(0.30)		—
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(5)	—
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(6)	—
INTERMEDIATE-TERM BOND FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.01	$0.31	(2)	$0.09	(2)	$0.40	$(0.31)		—
2006	7.16	0.27	(2)	(0.12	)(2)	0.15	(0.28)		$(0.02)
2005	7.40	0.26	(2)	(0.22	)(2)	0.03	(0.26)		(0.01)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)
INTERMEDIATE-TERM TAX-EXEMPT FUND — (12/03/85*)
Shares:
Year Ended March 31,
2007	$9.29	$0.31	(2)	$0.07	(2)	$0.38	$(0.31)		$(0.02)
2006	9.41	0.29	(2)	(0.11	)(2)	0.18	(0.29)		(0.01)
2005	9.69	0.26	(2)	(0.24	)(2)	0.02	(0.26)		(0.04)
2004	9.88	0.26		0.15		0.41	(0.26)		(0.34)
2003	9.39	0.31		0.55		0.86	(0.31)		(0.06)

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$7.16	3.65%	$56,605	0.50%	1.05%	3.16%	7%
(0.23)	7.16	1.60%	66,355	0.50%	1.03%	3.11%	48%
(0.23)	7.27	0.20%	62,949	0.50%	1.05%	3.18%	10%
(0.24)	7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%
(0.25)	7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%

$(0.39)	$8.98	6.08%	$313,967	0.90%	1.20%	4.36%	49%
(0.50)	8.84	2.00%	281,767	0.90%	1.30%	4.05%	95%
(0.42)	9.15	1.55%	211,932	0.90%	1.27%	3.99%	90%
(0.52)	9.43	5.74%	269,027	0.87%	1.11%	4.06%	84%
(0.49)	9.43	11.07%	293,182	0.84%	0.95%	5.10%	120%

$(0.31)	$4.80	13.41%	$111,687	1.05%	1.69%	6.95%	75%
(0.31)	4.53	3.72%	136,991	1.05%	1.29%	6.84%	62%
(0.30)	4.67	5.54%	156,139	1.04%	1.30%	6.50%	70%
(0.34)	4.71	27.45%	151,476	1.05%	1.36%	7.79%	170%
(1.55)	3.99	(10.49)%	131,342	1.08%	1.35%	18.06%	153%

$(0.31)	$7.10	5.79%	$467,276	0.75%	0.80%	4.38%	70%
(0.30)	7.01	2.06%	437,073	0.72%	0.81%	3.74%	75%
(0.27)	7.16	0.45%	410,392	0.60%	0.81%	3.53%	59%
(0.36)	7.40	5.25%	413,267	0.56%	0.69%	3.56%	85%
(0.44)	7.39	10.50%	404,627	0.53%	0.69%	4.56%	98%

$(0.33)	$9.34	4.15%	$392,463	0.65%	0.80%	3.36%	39%
(0.30)	9.29	1.93%	352,696	0.65%	0.80%	3.09%	69%
(0.30)	9.41	0.20%	349,540	0.65%	0.81%	2.69%	0%
(0.60)	9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%
(0.37)	9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
LONG-TERM TAX-EXEMPT FUND — (02/05/86*)
Shares:
Year Ended March 31,
2007	$10.03	$0.35	(2)	$0.16	(2)	$0.51	$(0.34)	$(0.06)
2006	10.07	0.31	(2)	(0.04	)(2)	0.27	(0.31)	—
2005	10.08	0.27	(2)	(0.01	)(2)	0.27	(0.28)	—
2004	9.95	0.26		0.13		0.39	(0.26)	—
2003	9.48	0.29		0.47		0.76	(0.29)	—
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND — (05/31/90*)
Shares:
Year Ended March 31,
2007	$8.55	$0.27	(2)	$0.08	(2)	$0.35	$(0.27)	—
2006	8.71	0.24	(2)	(0.04	)(2)	0.20	(0.24)	$(0.12)
2005	8.97	0.22	(2)	(0.17	)(2)	0.05	(0.22)	(0.09)
2004	9.12	0.22		0.14		0.36	(0.22)	(0.29)
2003	8.74	0.27		0.51		0.78	(0.27)	(0.13)
SHORT-TERM GOVERNMENT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$6.92	$0.25	(2)	$0.08	(2)	$0.33	$(0.28)	—
2006	7.00	0.20	(2)	(0.04	)(2)	0.16	(0.24)	—
2005	7.22	0.18	(2)	(0.18	)(2)	—	(0.22)	—
2004	7.31	0.16		(0.03)		0.13	(0.20)	$(0.02)
2003	7.11	0.26		0.25		0.51	(0.26)	(0.05)
SHORT-TERM TAX-EXEMPT SECURITIES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2007	$7.08	$0.21	(2)	$0.02	(2)	$0.23	$(0.21)	—
2006	7.13	0.14	(2)	(0.05	)(2)	0.09	(0.14)	—
2005	7.22	0.09	(2)	(0.09	)(2)	—	(0.09)	— (3)
2004	7.20	0.08		0.02		0.10	(0.08)	—
2003	7.17	0.12		0.03		0.15	(0.12)	—

*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investement Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$10.14	5.21%	$65,376	0.80%	1.06%	3.39%	92%
(0.31)	10.03	2.64%	61,257	0.80%	1.02%	3.01%	88%
(0.28)	10.07	2.68%	62,817	0.80%	1.05%	2.74%	87%
(0.26)	10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%
(0.29)	9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%

$(0.27)	$8.63	4.09%	$141,454	0.80%	0.99%	3.09%	51%
(0.36)	8.55	2.25%	131,026	0.80%	0.98%	2.71%	83%
(0.31)	8.71	0.52%	138,253	0.80%	0.98%	2.46%	15%
(0.51)	8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%
(0.40)	9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%

$(0.28)	$6.97	4.88%	$258,019	0.75%	0.79%	3.65%	128%
(0.24)	6.92	2.36%	339,167	0.65%	0.77%	2.83%	118%
(0.22)	7.00	0.01%	402,518	0.60%	0.79%	2.57%	106%
(0.22)	7.22	1.90%	469,218	0.53%	0.67%	2.26%	231%
(0.31)	7.31	7.27%	499,519	0.49%	0.64%	3.22%	170%

$(0.21)	$7.10	3.22%	$104,095	0.60%	0.80%	2.89%	38%
(0.14)	7.08	1.33%	133,211	0.60%	0.77%	1.97%	111%
(0.09)	7.13	(0.01)%	239,060	0.60%	0.76%	1.21%	10%
(0.08)	7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%
(0.12)	7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of California Short-Intermediate Term Tax-Exempt Income Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which is non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and five managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund, Intermediate-Term Bond Fund and Short-Term Government Securities Fund, portfolios of Excelsior Fund, California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. The Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of the Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117
Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	$96,434,781	$129,070,075	$16,360,288	$241,865,144
Retirement Shares	$—	$—	$1,046	$1,046
Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	$6.91	$7.11	$8.97	$8.97
Retirement Shares	$—	$—	$8.97	$8.97
Net unrealized appreciation/(depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

(a) Portfolio valuation:

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which market quotations or valuation by pricing agent are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund and the Board of Trustees with regard to the Trust.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

At March 31, 2007, approximately 96% of the net assets of the California Short-Intermediate Term Tax-Exempt Income Fund are invested in California municipal securities and 99% of the net assets of the New York Intermediate-Term Tax-Exempt Fund are invested in New York municipal securities. Economic changes affecting a state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Futures contracts:

Certain Funds may enter into futures contracts. Upon entering into a futures contract, the Funds deposit and maintain as cash collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value for the contracts at the end of each day’s trading and are recorded as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(g) Mortgage dollar rolls:

Certain Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(f)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(h) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(i) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing and distribution fees, are charged directly to that class.

(j) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(k) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(l) New accounting standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A Fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”). USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.65%*
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

*	On September 28, 2006, the Core Bond Fund changed its Investment Advisory fee to 0.65% from 0.75%.

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the Sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees Paid to UST Advisers, Inc.
California Short-Intermediate Term Tax-Exempt Income Fund	$51,558
Core Bond Fund	571,558
High Yield Fund	114,852
Intermediate-Term Bond Fund	612,071
Intermediate-Term Tax-Exempt Fund	504,098
Long-Term Tax-Exempt Fund	85,927
New York Intermediate-Term Tax-Exempt Fund	184,067
Short-Term Government Securities Fund	385,703
Short-Term Tax-Exempt Securities Fund	159,621

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations, excluding the California Short-Intermediate Term Tax-Exempt Income Fund and High Yield Fund which BISYS Fund Services Ohio, Inc., waived $158 and $3,952, respectively. USTNA waived the balance of Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

California Short-Intermediate Term Tax-Exempt Income Fund — Shares	0.50%
Core Bond Fund — Shares	0.90%
High Yield Fund — Shares	1.05%
Intermediate-Term Bond Fund — Shares	0.75%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%
Long-Term Tax-Exempt Fund — Shares	0.80%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%
Short-Term Government Securities Fund — Shares	0.75%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%
Core Bond Fund — Institutional Shares	0.65%
High Yield Fund — Institutional Shares	0.80%
Core Bond Fund — Retirement Shares	1.40%

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$307,162
Core Bond Fund	1,217,980
High Yield Fund	522,552
Intermediate-Term Bond Fund	220,858
Intermediate-Term Tax-Exempt Fund	550,546
Long-Term Tax-Exempt Fund	166,831
New York Intermediate-Term Tax-Exempt Fund	256,114
Short-Term Government Securities Fund	110,584
Short-Term Tax-Exempt Securities Fund	235,286

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$144,953
Core Bond Fund	496,810
High Yield Fund	274,600
Intermediate-Term Bond Fund	1,103,507
Intermediate-Term Tax-Exempt Fund	909,928
Long-Term Tax-Exempt Fund	140,871
New York Intermediate-Term Tax-Exempt Fund	326,149
Short-Term Government Securities Fund	588,475
Short-Term Tax-Exempt Securities Fund	282,780

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Core Bond Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2007, fees paid for Retirement Shares of Core Bond Fund were $4.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

On June 12, 2006, the Excelsior High Yield and Intermediate-Term Bond Funds filed a lawsuit in connection with the bankruptcy of a security in which the Funds had invested. The ongoing legal expenses associated with the lawsuit are paid for by the Funds, but due to the expense limitation agreements currently in place, a significant portion of these legal expenses are being reimbursed by the Adviser. The Board has agreed that, should the Funds be successful in the lawsuit or otherwise receive compensation related to settling the case, the Advisers may request and receive reimbursement for such legal expenses that have been reimbursed to the Funds, to the extent that proceeds are available to cover such expenses. At this time, the outcome of the lawsuit cannot be determined.

3.	Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2007, purchases, sales and maturities of securities for the Funds, excluding short-term investments, aggregated:

	Purchases	Sales and Maturities
California Short-Intermediate Term Tax-Exempt Income Fund	$4,383,090	$11,806,866
Core Bond Fund
U.S. Government	143,164,160	130,390,053
Other	56,826,501	58,962,109
High Yield Fund	85,146,374	122,668,623
Intermediate-Term Bond Fund
U.S. Government	259,803,345	175,438,509
Other	77,989,169	120,682,031
Intermediate-Term Tax-Exempt Fund	179,514,181	135,503,723
Long-Term Tax-Exempt Fund	62,297,704	53,439,363
New York Intermediate-Term Tax-Exempt Fund	79,017,972	62,200,224
Short-Term Government Securities Fund
U.S. Government	348,251,692	409,656,572
Other	9,665,205	36,344,895
Short-Term Tax-Exempt Securities Fund	43,933,328	38,068,453

4.	Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent in nature (i.e. paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
California Short-Intermediate Term Tax-Exempt Income Fund	$57	$(57)	$—
Core Bond Fund	(79,757)	79,739	18
High Yield	36,349	29,285	(65,634)
Intermediate-Term Bond Fund	(70,738)	70,738	—
Intermediate-Term Tax-Exempt Fund	46,917	(184)	(46,733)
Long-Term Tax-Exempt Fund	25,816	1,040	(26,856)
Short-Term Government Securities Fund	1,080,480	(1,080,004)	(476)

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
California Short-Intermediate Term Tax-Exempt Income Fund
Year ended March 31, 2007	$—	$1,958,947	$255,865	$—	$2,214,812
Year ended March 31, 2006	—	2,014,082	—	—	2,014,082
Core Bond Fund
Year ended March 31, 2007	17,474,254	—	—	—	17,474,254
Year ended March 31, 2006	11,105,896	—	2,085,376	—	13,191,272
High Yield Fund
Year ended March 31, 2007	8,535,124	—	—	—	8,535,124
Year ended March 31, 2006	10,553,157	—	—	353,851	10,907,008
Intermediate-Term Bond Fund
Year ended March 31, 2007	19,470,592	—	—	—	19,470,592
Year ended March 31, 2006	16,649,941	—	1,063,363	—	17,713,304
Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	40,388	12,244,881	730,630	—	13,015,899
Year ended March 31, 2006	—	10,697,181	367,896	—	11,065,077
Long-Term Tax-Exempt Fund
Year ended March 31, 2007	22,291	2,109,421	392,494	—	2,524,206
Year ended March 31, 2006	—	1,794,756	—	—	1,794,756

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total*
New York Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2007	—	4,137,826	—	—	4,137,826
Year ended March 31, 2006	—	3,604,795	1,825,238	—	5,430,033
Short-Term Government Securities Fund
Year ended March 31, 2007	11,619,856	—	—	—	11,619,856
Year ended March 31, 2006	12,770,972	—	—	—	12,770,972
Short-Term Tax-Exempt Securities Fund
Year ended March 31, 2007	—	3,424,308	—	—	3,424,308
Year ended March 31, 2006	—	3,428,764	—	—	3,428,764

*	The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$156,507	$(156,258)	$(29,602)	$(16,219)	$45,574
Core Bond Fund	2,127,629	—	(2,104,382)	(1,634,009)	863,400	(733,365)
High Yield Fund	26,428	—	(702,997)	(65,479,459)	4,698,152	(61,457,876)
Intermediate-Term Bond Fund	1,722,807	—	(1,768,781)	(5,128,301)	329,741	(4,844,534)
Intermediate-Term Tax-Exempt Fund	—	1,173,627	(1,124,927)	(789,548)	4,248,424	3,507,576
Long-Term Tax-Exempt Fund	268,755	211,092	(185,364)	—	809,818	1,104,301
New York Intermediate-Term Tax-Exempt Fund	—	372,234	(371,045)	(746,293)	959,383	214,279
Short-Term Government Securities Fund	956,373	—	(983,779)	(15,138,043)	(528,790)	(15,694,239)
Short-Term Tax-Exempt Securities Fund	—	265,165	(262,104)	(2,843,991)	(74,494)	(2,915,424)

*	The total distributions payable may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. As of March 31, 2007, the California Short-Intermediate Term Tax-Exempt Income Fund, Short-Term Government Securities Fund and, Short-Term Tax-Exempt Securities Fund deferred, on a tax basis, post-October losses of $29,602, $68,960 and $69,910, respectively.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires
	2010	2011	2012	2013	2014	2015	Total
Core Bond Fund	$—	$—	$—	$—	$1,303,908	$330,101	$1,634,009
High Yield Fund	440,234	17,456,849	40,103,941	1,461,417	6,017,018	—	65,479,459
Intermediate-Term Bond Fund	—	—	—	—	481,322	4,646,979	5,128,301
Intermediate-Term Tax-Exempt Fund	—	—	—	—	—	789,548	789,548
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	580,517	746,293
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	4,357,008	15,069,083
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	1,968,777	2,774,081

At March 31, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$56,023,090	$226,511	$(242,730)	$(16,219)
Core Bond Fund	549,492,440	4,344,919	(3,481,519)	863,400
High Yield Fund	110,262,829	5,181,793	(483,641)	4,698,152
Intermediate-Term Bond Fund	465,019,873	3,035,294	(2,705,553)	329,741
Intermediate-Term Tax-Exempt Fund	384,015,191	4,730,854	(482,430)	4,248,424
Long-Term Tax-Exempt Fund	63,424,227	897,230	(87,412)	809,818
New York Intermediate-Term Tax-Exempt Fund	139,236,630	1,168,253	(208,870)	959,383
Short-Term Government Securities Fund	256,649,722	590,725	(1,119,515)	(528,790)
Short-Term Tax-Exempt Securities Fund	103,081,268	92,431	(166,925)	(74,494)

5.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Core Bond Fund; 1.5 billion shares of the Intermediate-Term Bond Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

On shares purchased on or after October 16, 2006, a redemption fee of 2% of the value of the shares redeemed or exchanged was imposed on shares of the High Yield Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	California Short-Intermediate Term Tax-Exempt Income Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,429,521	$17,401,512	3,993,301	$28,933,240
Issued as reinvestment of dividends	92,381	662,564	87,807	635,525
Redeemed	(3,890,655)	(27,905,956)	(3,467,123)	(25,083,774)

Net Increase (Decrease)	(1,368,753)	$(9,841,880)	613,985	$4,484,991

	Core Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	9,986,679	$88,776,364	13,774,392	$125,488,152
Institutional Shares	2,772,888	24,623,459	141,024	1,262,505
Retirement Shares	—	—	—	—
Issued in connection with merger(a)	25,148,666	225,504,856	—	—
Issued as reinvestment of dividends:
Shares	673,001	5,989,211	681,642	6,160,386
Institutional Shares	113,170	1,016,339	189	1,685
Retirement Shares	4	40	5	50
Redeemed:
Shares	(7,567,445)	(67,312,972)	(5,733,515)	(52,104,922)
Institutional Shares	(1,706,058)	(15,286,027)	—	—
Retirement Shares	—	—	(16)	(151)

Net Increase (Decrease)	29,420,905	$263,311,270	8,863,721	$80,807,705

(a)	Effective at the close of business on September 27, 2006, the Core Bond Fund (Institutional Shares Class) acquired all of the net assets of the Income Fund and Total Return Bond Fund.

	High Yield Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold:
Shares	6,072,661	$28,550,138	13,700,176	$62,544,844
Institutional Shares	155,243	699,379	853,862	3,892,678
Issued as reinvestment of dividends:
Shares	217,741	1,004,402	304,113	1,384,476
Institutional Shares	32,619	149,603	107,579	488,209
Redeemed:
Shares	(13,302,993)	(60,913,343)	(17,199,458)	(78,172,561)
Institutional Shares	(1,952,444)	(8,902,311)	(1,152,309)	(5,192,791)
Redemption fee	—	15	—	—

Net Increase (Decrease)	(8,777,173)	$(39,412,117)	(3,386,037)	$(15,055,145)

	Intermediate-Term Bond Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	18,049,503	$127,159,970	22,398,525	$160,313,146
Issued as reinvestment of dividends	362,756	2,558,710	315,931	2,254,952
Redeemed	(14,921,064)	(105,017,990)	(17,689,147)	(126,192,707)

Net Increase (Decrease)	3,491,195	$24,700,690	5,025,309	$36,375,391

	Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	12,042,682	$112,338,953	11,552,408	$108,911,261
Issued as reinvestment of dividends	126,628	1,181,763	109,248	1,029,354
Redeemed	(8,123,028)	(75,691,413)	(10,822,740)	(101,854,658)

Net Increase (Decrease)	4,046,282	$37,829,303	838,916	$8,085,957

	Long-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	912,996	$9,224,461	706,825	$7,162,254
Issued as reinvestment of dividends	49,954	506,450	35,734	362,312
Redeemed	(619,542)	(6,255,233)	(878,007)	(8,918,351)

Net Increase (Decrease)	343,408	$3,475,678	(135,448)	$(1,393,785)

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	4,902,368	$42,183,360	4,652,138	$40,444,981
Issued as reinvestment of dividends	62,837	540,239	78,342	678,293
Redeemed	(3,898,713)	(33,570,653)	(5,273,634)	(45,770,096)

Net Increase (Decrease)	1,066,492	$9,152,946	(543,154)	$(4,646,822)

	Short-Term Government Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	6,885,151	$47,777,743	14,063,143	$98,248,597
Issued as reinvestment of dividends	430,742	2,989,949	448,563	3,127,286
Redeemed	(19,339,995)	(134,034,945)	(22,948,344)	(160,073,632)

Net Increase (Decrease)	(12,024,102)	$(83,267,253)	(8,436,638)	$(58,697,749)

	Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,
	2007		2006
	Shares	Amounts	Shares	Amounts
Sold	2,756,608	$19,549,512	4,626,627	$32,965,430
Issued as reinvestment of dividends	44,926	318,627	27,420	195,121
Redeemed	(6,961,351)	(49,374,227)	(19,386,165)	(138,092,641)

Net Increase (Decrease)	(4,159,817)	$(29,506,088)	(14,732,118)	$(104,932,090)

6.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Short Intermediate Term Tax-Exempt Income Fund, Core Bond Fund, High Yield Fund, Intermediate-Term Bond Fund, Intermediate Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate Term-Tax Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund (three portfolios of Excelsior Funds, Inc., five portfolios of Excelsior Tax-Exempt Funds, Inc. and one portfolio of Excelsior Funds Trust, hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2007.

Percentage
California Short-Intermediate Term Tax-Exempt Income Fund	100%
Intermediate-Term Tax-Exempt Fund	100%
Long-Term Tax-Exempt Fund	100%
New York Intermediate-Term Tax-Exempt Fund	100%
Short-Term Tax-Exempt Securities Fund	100%

The following Funds paid out the amounts of Long Term Capital Gains for the year ended March 31, 2007:

Long Term Capital Gains
California Short-Intermediate Term Tax-Exempt Income Fund	$255,865
Intermediate-Term Tax-Exempt Fund	730,630
Long-Term Tax-Exempt Fund	392,494

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust, and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation

BOARD 2 — Director, Mission West Properties (commercial real estate).

BOARD 3 — Director, TOUSA (home building).

BOARD 4 — Director, Harris-Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES

Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006

President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; President, Chief Executive Officer, and Director, Charles Schwab Investment Management, Inc. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)	Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	$1,000.00	$1,013.20	0.50%	$2.51
Core Bond Fund — Shares	1,000.00	1,025.20	0.90	4.54
High Yield Fund — Shares	1,000.00	1,103.10	1.03	5.40
Intermediate-Term Bond Fund — Shares	1,000.00	1,025.00	0.74	3.74
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,013.30	0.65	3.26
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,017.00	0.80	4.02
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,011.90	0.80	4.01
Short-Term Government Securities Fund — Shares	1,000.00	1,024.20	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,013.20	0.59	2.96

Hypothetical 5% Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52
Core Bond Fund — Shares	1,000.00	1,020.44	0.90	4.53
High Yield Fund — Shares	1,000.00	1,019.80	1.03	5.19
Intermediate-Term Bond Fund — Shares	1,000.00	1,021.24	0.74	3.73
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Short-Term Government Securities Fund — Shares	1,000.00	1,021.24	0.74	3.73
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.99	0.59	2.97

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-FIXEDINC-0307

MONEY MARKET

FUNDS

ANNUAL REPORT

March 31, 2007

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call (800) 446-1012, from overseas, call (617) 483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website at www.excelsiorfunds.com. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

Notice About Duplicate Mailings

The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call (800) 542-1061 or contact your financial intermediary.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

LETTER TO SHAREHOLDERS

March 31, 2007

Dear Valued Excelsior Fund Shareholder:

I am pleased to bring you the annual report for the year ended March 31, 2007 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which has over $20 billion in assets as of the end of the reporting period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s investment needs.

By now, you have received notification that on November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including the Excelsior Funds’ investment advisers, UST Advisers, Inc. (“USTA”) and United States Trust Company National Association, on behalf of its asset management division, U.S. Trust New York Asset Management (“USTNA”). Consequently, the Excelsior Funds will need to enter into new investment advisory agreements with USTA and USTNA.

At a meeting held on January 8, 2007, the Board approved new investment advisory agreements under which, subject to approval by the Excelsior Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Excelsior Funds after the Sale is completed. At the same meeting, the Board directed that the new investment advisory agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust and each of their funds was held on March 30, 2007. The number of votes necessary to conduct the Special Meeting and approve the new investment advisory agreements was obtained for each fund except the Value and Restructuring, Energy and Natural Resources and Treasury Money Funds. The Special Meeting for Value and Restructuring, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and we anticipate that the new investment advisory agreements will be approved by the shareholders of these funds at a subsequent Special Meeting.

The integration of U.S. Trust, Bank of America’s private bank and its ultra high net worth extension will create the nation’s largest private wealth management firm with assets under management of over $260 billion and total client assets of almost $420 billion.

We at the Excelsior Funds are excited about our future within Bank of America and remain committed to helping you with your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Government Money Fund

Principal Amount		Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 67.31%
$4,660,000	Federal Home Loan Bank, 5.13%, 05/01/07	$4,659,604
5,000,000	Federal Home Loan Bank, 5.28%, 03/14/08(a)	5,000,000
50,000,000	Federal Home Loan Bank, Discount Note, 5.15%, 04/11/07	49,928,473
35,000,000	Federal Home Loan Mortgage Corporation, Discount Note, 5.13%, 06/18/07	34,610,596
9,801,000	Federal National Mortgage Association, 5.25%, 04/15/07	9,800,834
10,000,000	Federal National Mortgage Association, 5.30%, 01/08/08	10,000,000
5,000,000	Federal National Mortgage Association, 5.50%, 01/15/08	5,010,867
8,500,000	Federal National Mortgage Association, Discount Note, 5.07%, 04/04/07	8,496,409
16,000,000	Federal National Mortgage Association, Discount Note, 5.15%, 04/18/07	15,961,112
20,000,000	Federal National Mortgage Association, Discount Note, 5.05%, 07/03/07	19,739,083

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $163,206,978)	163,206,978

Shares		Value
REGISTERED INVESTMENT COMPANY — 1.59%
3,854,364	Dreyfus Treasury Prime Cash Management Fund	$3,854,364

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,854,364)	3,854,364

Principal Amount
REPURCHASE AGREEMENT — 31.34%
$76,000,000	Morgan Stanley, 5.30% dated 03/30/07, due 04/02/07, to be repurchased at $76,033,567 (collateralized by U.S. Government Obligations, ranging in par value $7,935,000-$50,000,000, 5.25%-5.50%, 02/25/08-02/18/09; total market value $77,769,302)	$76,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $76,000,000)	76,000,000

TOTAL INVESTMENTS (Cost $243,061,342)(b)	100.24%	$243,061,342
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.24)	(584,193)

NET ASSETS	100.00%	$242,477,149

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Represents cost for financial reporting and federal income tax purposes.

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Obligations	67.31%	$163,206,978
Repurchase Agreement	31.34	76,000,000
Registered Investment Company	1.59	3,854,364

Total Investments	100.24%	$243,061,342
Liabilities in Excess of Other Assets	(0.24)	(584,193)

Net Assets	100.00%	$242,477,149

See Notes to Financial Statements.

2

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund

Principal Amount		Value

CERTIFICATES OF DEPOSIT — 17.90%
$45,000,000	Barclay Bank plc, 5.30%, 04/04/07	$45,000,000
50,000,000	Citibank, 5.31%, 04/30/07	50,000,000
50,000,000	First Tennessee Bank, 5.29%, 06/05/07	50,000,000
30,000,000	HSBC Bank, 5.30%, 05/14/07	30,000,000
50,000,000	Washington Mutual Corp., 5.26%, 06/06/07	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $225,000,000)	225,000,000

COMMERCIAL PAPER — 71.77%
25,000,000	Abbott Laboratories, Discount Note, 5.19%, 04/02/07	24,996,396
25,000,000	Abbott Laboratories, Discount Note, 5.24%, 04/10/07	24,967,250
50,000,000	American General Finance Co., Discount Note, 5.27%, 04/05/07	49,970,721
9,200,000	CIT Group Funding, Inc., Discount Note, 5.24%, 04/25/07	9,167,861
15,000,000	CIT Group Funding, Inc., Discount Note, 5.22%, 06/29/07	14,806,425
5,000,000	CIT Group Funding, Inc., Discount Note, 5.20%, 08/09/07	4,906,111
50,000,000	Corporate Asset Funding Co., Inc., Discount Note, 5.25%, 04/20/07(a)	49,861,458
15,000,000	Falcon Asset Securitization Corp., Discount Note, 5.24%, 04/09/07(a)	14,982,533
20,000,000	Falcon Asset Securitization Corp., Discount Note, 5.26%, 04/18/07(a)	19,950,322

Principal Amount		Value

COMMERCIAL PAPER — (continued)
$14,000,000	Falcon Asset Securitization Corp., Discount Note, 5.24%, 04/25/07(a)	$13,951,093
20,000,000	General Electric Capital Corp., Discount Note, 5.17%, 06/05/07	19,813,306
40,000,000	Goldman Sachs Group, Inc., Discount Note, 5.30%, 04/03/07	39,988,222
28,000,000	Govco, Inc., Discount Note, 5.25%, 04/27/07(a)	27,893,833
15,000,000	Govco, Inc., Discount Note, 5.24%, 05/11/07(a)	14,912,667
10,000,000	Govco, Inc., Discount Note, 5.23%, 05/15/07(a)	9,936,078
35,000,000	HBOS plc, Discount Note, 5.20%, 05/11/07	34,797,583
20,000,000	HSBC Finance Corp., Discount Note, 5.24%, 04/12/07	19,967,978
20,000,000	International Lease Finance Corp., Discount Note, 5.23%, 04/10/07	19,973,850
30,000,000	John Deere Capital Corp., Discount Note, 5.25%, 05/11/07	29,825,000
15,000,000	John Deere Capital Corp., Discount Note, 5.20%, 05/21/07	14,891,667
25,000,000	JP Morgan Chase & Co., Discount Note, 5.24%, 04/11/07	24,963,611
40,000,000	Procter & Gamble Co., Discount Note, 5.22%, 05/22/07	39,704,200
15,000,000	Procter & Gamble Co., Discount Note, 5.21%, 06/18/07	14,830,675
50,000,000	Prudential Funding Corp., Discount Note, 5.24%, 05/03/07	49,767,111
55,000,000	Rabobank Corp., Discount Note, 5.39%, 04/02/07	54,991,757

See Notes to Financial Statements.

3

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund — (continued)

Principal Amount		Value

COMMERCIAL PAPER — (continued)
$25,000,000	Ranger Funding Co., LLC, Discount Note, 5.27%, 04/09/07(a)	$24,970,722
25,000,000	Ranger Funding Co., LLC, Discount Note, 5.25%, 05/17/07(a)	24,832,292
25,000,000	Societe Generale, Discount Note, 5.31%, 04/05/07	24,985,250
15,000,000	Three Pillar Funding LLC, Discount Note, 5.26%, 04/09/07(a)	14,982,467
20,000,000	Three Pillar Funding LLC, Discount Note, 5.27%, 04/25/07(a)	19,929,687
12,000,000	Three Pillar Funding LLC, Discount Note, 5.28%, 04/27/07(a)	11,954,240
15,000,000	UBS Finance Corp., Discount Note, 5.23%, 05/01/07	14,934,563
35,000,000	UBS Finance Corp., Discount Note, 5.23%, 05/14/07	34,781,148
7,595,000	Windmill Funding Corp., Discount Note, 5.25%, 04/03/07(a)	7,592,785
27,000,000	Windmill Funding Corp., Discount Note, 5.25%, 04/11/07(a)	26,960,625
20,000,000	Windmill Funding Corp., Discount Note, 5.25%, 05/03/07(a)	19,906,667
15,000,000	Yorktown Capital LLC, Discount Note, 5.25%, 04/12/07(a)	14,975,938
17,619,000	Yorktown Capital LLC, Discount Note, 5.26%, 04/26/07(a)	17,554,642

	TOTAL COMMERCIAL PAPER (Cost $902,178,734)	902,178,734

Principal Amount		Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.78%
$20,000,000	Federal Home Loan Bank, 5.28%, 03/14/08(b)	$20,000,000
15,000,000	Federal National Mortgage Association, 5.30%, 01/08/08	15,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $35,000,000)	35,000,000

Shares
REGISTERED INVESTMENT COMPANY — 0.29%
3,706,303	Dreyfus Government Cash Management Fund	3,706,303

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,706,303)	3,706,303

Principal Amount
REPURCHASE AGREEMENT — 7.48%
$94,000,000	Morgan Stanley, 5.30% dated 03/30/07, due 04/02/07, to be repurchased at $94,041,517 (collateralized by U.S. Government Obligations, ranging in par value $42,065,000-$53,385,000, 5.00%-5.40%, 02/25/08-06/15/12; total market value $95,882,844)	$94,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $94,000,000)	94,000,000

TOTAL INVESTMENTS (Cost $1,259,885,037)(c)	100.22%	$1,259,885,037
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.22)	(2,808,450)

NET ASSETS	100.00%	$1,257,076,587

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007 these securities amounted to $335,148,049 or 26.66% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(c)	Represents cost for financial reporting and federal income tax purposes.

See Notes to Financial Statements.

4

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Money Fund — (continued)

Discount Note—The rate reported is the discount rate at the time of purchase.

LLC—Limited Liability Company

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	71.77%	$902,178,734
Certificates of Deposit	17.90	225,000,000
Repurchase Agreement	7.48	94,000,000
U.S. Government & Agency Obligations	2.78	35,000,000
Registered Investment Company	0.29	3,706,303

Total Investments	100.22%	$1,259,885,037
Liabilities in Excess of Other Assets	(0.22)	(2,808,450)

Net Assets	100.00%	$1,257,076,587

See Notes to Financial Statements.

5

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

New York Tax-Exempt Money Fund

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 74.06%
$5,000,000	Albany, New York, City School District General Obligations Bond Anticipation Notes, 3.75%, 07/19/07	$5,001,881
5,000,000	Albany, New York, City School District General Obligations Tax Bond Anticipation Notes, 3.75%, 10/17/07	5,003,400
4,070,000	East Hampton Township, New York, General Obligation Bond Anticipation Notes, Series C, 4.13%, 08/31/07	4,080,137
2,000,000	Hauppauge County, New York, School District General Obligation Bonds, Tax Anticipation Notes, 4.25%, 06/28/07	2,003,042
4,350,000	Hudson Yards, New York, Infrastructure Corp. Revenue Bonds, PUTTERS, Series 1667T (FGIC), 3.69%, 08/15/14(a)(b)	4,350,000
10,000,000	Long Island, New York, Power Authority, Electrical Systems Revenue Bonds, P-Floats, Series 360, (FGIC), 3.69%, 12/01/17 (a)(b)	10,000,000
19,900,000	New York City, New York, Housing Development Corporation, Multi Family Mortgage Revenue Bonds, Series A, (FNMA), 3.63%, 10/15/41(a)	19,900,000
1,595,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, PUTTERS, Series 622, (AMBAC), 3.69%, 06/15/12(a)(b)	1,595,000
1,000,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, PUTTERS, Series 624, (AMBAC), 3.69%, 06/15/12(a)(b)	1,000,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$9,995,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, Water & Sewer Systems, FLOATERS, Series 726X, (MBIA), 3.68%, 06/15/27(a)(b)	$9,995,000
8,000,000	New York City, New York, Transitional Finance Authority Revenue Bond Anticipation Notes, 4.25%, 06/29/07	8,013,602
10,870,000	New York City, New York, Transitional Finance Authority Revenue Bonds, EAGLE, Class A, 3.71%, 02/01/31(a)(b)	10,870,000
10,485,000	New York City, New York, Transitional Finance Authority Revenue Bonds, FLOATERS, Series 536, (MBIA), 3.68%, 05/01/15(a)(b)	10,485,000
3,275,000	New York City, New York, Transitional Finance Authority Revenue Bonds, FLOATERS, Series N-11, 3.67%, 02/01/14 (a)(b)	3,275,000
8,725,000	New York City, New York, Transitional Finance Authority Revenue Bonds, PUTTERS, Series 468, (MBIA), 3.69%, 02/01/11(a)(b)	8,725,000
5,455,000	New York City, New York, Transitional Finance Authority Revenue Bonds, PUTTERS, Series 471, (FGIC), 3.69%, 02/01/11(a)(b)	5,455,000
5,000,000	New York State, Dormitory Authority Commercial Paper, Columbia University, 3.60%, 07/09/07	5,000,000
10,000,000	New York State, Dormitory Authority Commercial Paper, Cornell University, 3.62%, 08/09/07	10,000,000

See Notes to Financial Statements.

6

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$4,500,000	New York State, Dormitory Authority Revenue Bonds, Secondary Issues, FLOATERS, Series 1520, 3.68%, 12/15/23(a)(b)	$4,500,000
9,930,000	New York State, Dormitory Authority Revenue Bonds, Secondary Issues, P-Floats, Series 1330, (FGIC), 3.69%, 02/01/28(a)(b)	9,930,000
11,650,000	New York State, Environmental Facilities Corporation, Clean Water Revenue Bonds, P-Floats, Series 1165, 3.69%, 07/15/33(a)(b)	11,650,000
7,735,000	New York State, Environmental Facilities Corporation, Clean Water Revenue Bonds, PUTTERS, Series 1372, 3.69%, 06/15/14(a)(b)	7,735,000
11,283,000	New York State, Metropolitan Transportation Authority Revenue Bonds, FLOATERS, Series 848-D, (FGIC), 3.68%, 11/15/21(a)(b)	11,283,000
10,000,000	New York State, Metropolitan Transportation Authority Revenue Bonds, NY Dedicated Tax Fund, FLOATERS, Series 1385, (MBIA), 3.68%, 11/15/35(a)(b)	10,000,000
2,000,000	New York State, Mortgage Agency Revenue Bonds, FLOATERS, Series 1199, 3.68%, 10/01/27(a)(b)	2,000,000
9,995,000	New York State, Munitops Certificates Trust, General Obligation Bonds, (AMBAC), 3.68%, 02/01/14(a)(b)	9,995,000
11,500,000	New York State, Munitops Certificates Trust, Revenue Bonds, (FSA), 3.68%, 12/15/12(a)(b)	11,500,000
15,000,000	New York State, Munitops Certificates Trust, Revenue Bonds, (FSA), 3.68%, 08/01/13(a)(b)	15,000,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$6,500,000	New York State, Power Authority Extendable Commercial Paper, General Obligation Bonds, 3.65%, 06/05/07	$6,500,000
12,000,000	New York State, Power Authority General Obligation Bonds, 3.65%, 03/01/20(a)	12,000,000
8,220,000	New York State, Sales Tax Asset Receivable Corporation Revenue Bonds, PUTTERS, Series 564, (MBIA), 3.69%, 10/15/12(a)(b)	8,220,000
23,225,000	New York State, Thruway Authority Revenue Bonds, EAGLE, Class A, (AMBAC), 3.71%, 01/01/30(a)(b)	23,225,000
2,995,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 3.64%, 01/01/33(a)	2,995,000
7,960,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, Sub-Series B3, 3.64%, 01/01/32(a)	7,960,000
18,460,000	New York State, Urban Development Corporation Revenue Bonds, EAGLE, Class A, 3.71%, 03/15/35(a)(b)	18,460,000
6,100,000	Niagara Falls, New York, Bridge Commission Toll Authority Revenue Bonds, Series A, (FGIC), 3.60%, 10/01/19(a)	6,100,000
3,235,000	Oneida County, New York, Industrial Development Agency Revenue Bonds, Hamilton College, (MBIA), 3.60%, 09/15/32(a)	3,235,000
1,500,000	Rocky Point, New York, School District General Obligation Bonds, Tax Anticipation Notes, 4.00%, 06/29/07	1,501,472

See Notes to Financial Statements.

7

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$6,000,000	Sag Harbor, New York, School District General Obligation Bonds, Tax Anticipation Notes, 4.25%, 06/29/07	$6,010,272
15,000,000	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Notes, 4.25%, 08/16/07	15,041,465
5,000,000	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Notes, Series 2, 4.00%, 09/18/07(c)	5,010,625
4,225,000	Vestal, New York, General Obligation Bond Anticipation Notes, 3.75%, 05/25/07	4,226,407

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $338,830,303)	338,830,303

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 23.17%
4,660,000	Monroe County, New York, Industrial Development Agency Revenue Bonds, Civic Facilities, Greater Rochester YMCA Project, (MANUFACTURERS & TRADERS), 3.70%, 04/01/31(a)	4,660,000
1,800,000	New York City, New York, General Obligation Bonds, Sub-Series E3, (BANK OF AMERICA N.A.), 3.64%, 08/01/34(a)	1,800,000
8,500,000	New York City, New York, General Obligation Bonds, Sub-Series H1, (BANK OF NEW YORK), 3.67%, 03/01/34(a)	8,500,000
8,800,000	New York City, New York, Industrial Development Agency Revenue Bonds, Civic Facilities, Jewish Community Center Project, (MANUFACTURERS & TRADERS), 3.70%, 03/01/30(a)	8,800,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$10,000,000	New York City, New York, Industrial Development Agency Revenue Bonds, Special Facilities, New York Stock Exchange Project, Series B, (BANK OF AMERICA N.A.), 3.62%, 05/01/33(a)	$10,000,000
8,800,000	New York State, Commercial Paper, Series 98A, (JP MORGAN CHASE BANK-33%/BAYERISHE LANDESBANK-33%/LANDESBANK HESSEN-33%), 3.60%, 07/10/07	8,800,000
6,730,000	New York State, Dormitory Authority Revenue Bonds, Catholic Health Systems Obligations, Series C, (HSBC BANK USA N.A.), 3.63%, 07/01/22(a)	6,730,000
6,600,000	New York State, Energy Research & Development Authority Facilities Revenue Bonds, Sub-series A-1, (WACHOVIA BANK N.A.), 3.61%, 05/01/39(a)	6,600,000
6,000,000	New York State, Environmental Commercial Paper, Series 97A, (BAYERISCHE LANDESBANK-50%/LANDESBANK HESSEN-50%, 3.60%, 05/16/07	6,000,000
5,000,000	New York State, Environmental Commercial Paper, Series 97A, (BAYERISCHE LANDESBANK-50%/LANDESBANK HESSEN-50%), 3.62%, 05/16/07	5,000,000
3,600,000	New York State, Environmental Commercial Paper, Series 97A, (BAYERISCHE LANDESBANK-50%/LANDESBANK HESSEN-50%), 3.65%, 07/11/07	3,600,000
15,000,000	New York State, Environmental Quality General Obligation Bonds, Series G, (WESTDEUTSCHE LANDESBANK), 3.58%, 11/30/18(a)	15,000,000

See Notes to Financial Statements.

8

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$20,500,000	New York State, Housing Finance Agency Revenue Bonds, Service Contracts, Series I, (LANDESBANK HESSEN-THURINGEN), 3.65%, 03/15/31(a)	$20,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $105,990,000)	105,990,000

Shares
REGISTERED INVESTMENT COMPANIES — 0.09%
395,675	BlackRock Institutional New York Money Market Fund	395,675
1	Dreyfus New York Tax Exempt Fund	1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $395,676)	395,676

TOTAL INVESTMENTS (Cost $445,215,979)(d)	97.32%	$445,215,979
OTHER ASSETS IN EXCESS OF LIABILITIES	2.68	12,238,616

NET ASSETS	100.00%	$457,454,595

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $209,248,000 or 45.74% net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Represents cost for financial reporting and federal income tax purposes.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 23% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 97% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	59.35%	$271,523,074
General Obligation Bonds	28.06	128,397,229
Commercial Paper	9.82	44,900,000
Registered Investment Companies	0.09	395,676

Total Investments	97.32%	$445,215,979
Other Assets in Excess of Liabilities	2.68	12,238,616

Net Assets	100.00%	$457,454,595

See Notes to Financial Statements.

9

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 91.79%
$17,385,000	Adams County, Colorado, School District No. 050 General Obligation Bonds, FLOATERS, Series 3804, (MBIA), 3.72%, 12/01/26(a)(b)	$17,385,000
14,000,000	Anne Arundel County, Maryland, Commercial Paper, Bond Anticipation Notes, Series B, 3.55%, 04/05/07	14,000,000
12,880,000	Arizona State, Agricultural Improvement & Power Distribution, Electrical Systems Revenue Bonds, Salt River Project, ROCS, 3.71%, 01/01/31(a)(b)	12,880,000
11,673,000	Arizona State, Highway Transportation Board Revenue Bonds, FLOATERS, Series 1539, 3.69%, 07/01/23(a)(b)	11,673,000
21,000,000	Arizona State, Salt River Project Commercial Paper, Series C, 3.48%, 04/05/07	21,000,000
44,000,000	Austin, Texas, Water & Wastewater System Revenue Bonds, (FSA), 3.70%, 05/15/24(a)	44,000,000
10,000,000	Austin,Texas, Independent School District Commercial Paper, Series 2005-A, 3.61%, 04/09/07	10,000,000
25,900,000	Baltimore County, Maryland, Commercial Paper, 3.65%, 04/03/07	25,900,000
15,640,000	Bastrop, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2003-23, 3.70%, 02/15/11(a)(b)	15,640,000
26,560,000	Boulder, Larimer, & Weld County, Colorado, School District General Obligation Bonds, FLOATERS, Series 1540, (FSA), 3.69%, 12/15/26(a)(b)	26,560,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$11,920,000	Brownsville, Texas, Utility Systems Revenue Bonds, PUTTERS, Series 1132, (AMBAC), 3.70%, 09/01/13(a)(b)	$11,920,000
14,065,000	Bryan, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-16, 3.70%, 02/15/13(a)(b)	14,065,000
40,025,000	California State, General Obligation Bonds, TOCS, Series HH, (FSA), 3.68%, 07/03/13(a)(b)	40,025,000
4,800,000	Carbon County, Wyoming, Pollution Control Revenue Bonds, Amoco Project, 3.55%, 11/01/14(a)	4,800,000
15,835,000	Cedar Hill, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-19, 3.70%, 07/01/13(a)(b)	15,835,000
28,005,000	Chicago, Illinois, General Obligation Bonds, PUTTERS, Series 1277, (FSA), 3.70%, 01/01/14(a)(b)	28,005,000
20,000,000	Colorado State, Regional Transportation District Commercial Paper, 3.62%,10/05/07	20,000,000
10,000,000	Colorado State, Regional Transportation District, Sales Tax Revenue Bonds, EAGLE, Class A, (AMBAC), 3.72%, 11/01/36(a)(b)	10,000,000
14,800,000	Colorado State, Regional Transportation District, Sales Tax Revenue Bonds, EAGLE, Class A, (AMBAC), 3.72%, 11/01/36(a)(b)	14,800,000

See Notes to Financial Statements.

10

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$25,000,000	Colorado State, Regional Transportation District, Sales Tax Revenue Bonds, EAGLE, Class A, (AMBAC), 3.72%, 11/01/36(a)(b)	$25,000,000
25,995,000	Cypress Fairbanks, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2003-22, 3.69%, 02/15/11(a)(b)	25,995,000
10,000,000	Dallas, Texas, Area Rapid Transit Sales Tax Commercial Paper, Series 2001, 3.65%, 09/10/07	10,000,000
10,000,000	Dallas, Texas, Area Rapid Transit Sales Tax Commercial Paper, Series 2001, 3.63%, 11/05/07	10,000,000
16,685,000	Dallas, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-6, (PSF-GTD), 3.70%, 02/15/12(a)(b)	16,685,000
29,630,000	Dallas, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-1, 3.70%, 08/15/12(a)(b)	29,630,000
30,851,000	Dallas, Texas, Water & Sewer Commercial Paper, Series B, 3.60%, 04/16/07	30,851,000
1,404,000	Dallas, Texas, Water & Sewer Commercial Paper, Series B, 3.70%, 04/16/07	1,404,000
12,500,000	De Soto, Texas, Independent School District, P-Float, Series 19, 3.72%, 08/15/29(a)(b)	12,500,000
12,935,000	Denton, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-21, 3.70%, 08/15/12(a)(b)	12,935,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$14,635,000	Detroit, Michigan, Munitops Certificates Trust, City School District General Obligation Bonds, Series 2004-39, (FGIC), 3.70%, 05/01/11(a)(b)	$14,635,000
8,695,000	Detroit, Michigan, Water Supply Systems Revenue Bonds, FLOATERS, Series 1445, (FSA), 3.69%, 07/01/29(a)(b)	8,695,000
23,000,000	District of Columbia, Tax & Revenue Anticipation Notes, 4.25%, 09/28/07	23,061,349
17,130,000	Florida State, Board of Education Lottery Revenue Bonds, ROCS, Series 542, (AMBAC), 3.71%, 07/01/25(a)(b)	17,130,000
10,480,000	Florida State, Munitops Certificates Trust, Revenue Bonds, (FGIC), 3.70%, 01/01/11(a)(b)	10,480,000
9,265,000	Frisco, Texas, Munitops Certificates Trust, General Obligation Bonds, 3.70%, 08/15/11(a)(b)	9,265,000
17,185,000	Fulton County, Georgia, Water & Sewage Revenue Bonds, Floating Rate Certificates, Series 1120, (FGIC), 3.69%, 01/01/30(a)(b)	17,185,000
8,500,000	Garden State Preservation Trust, New Jersey, Open Space & Farmland Revenue Bonds, Floating Rate Certificates, Series 860, (FSA), 3.67%, 11/01/17(a)(b)	8,500,000
9,995,000	Harlandale, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2005-22, 3.70%, 08/15/13(a)(b)	9,995,000

See Notes to Financial Statements.

11

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$14,260,000	Hawaii State, General Obligation Bonds, ROCS, Series 6062, (FSA), 3.71%, 03/01/26(a)(b)	$14,260,000
25,000,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control Revenue Bonds, Amoco Project - Standard Oil Co., 3.60%, 03/01/14(a)	25,000,000
19,300,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control Revenue Bonds, Amoco Project - Standard Oil Co., 3.55%, 11/01/19(a)	19,300,000
9,995,000	Houston, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-35, (PSF-GTD), 3.70%, 02/15/13(a)(b)	9,995,000
12,100,000	Houston, Texas, Utility System Revenue Bonds, TOCS, Series A, (FSA), 3.69%, 05/15/12(a)(b)	12,100,000
8,000,000	Illinois State, Finance Authority Revenue Bonds, FLOATERS, Series 1489, 3.69%, 12/01/42(a)(b)	8,000,000
15,000,000	Indiana State, Transportation Revenue Bonds, P-Floats, PT 3980, (FGIC), 3.72%, 06/01/29(a)(b)	15,000,000
60,200,000	Intermountain Power Agency, Utah, Commercial Paper, Series B-2, 3.68%, 08/09/07	60,199,999
14,500,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series E, (AMBAC), 3.64%, 07/01/14	14,500,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$14,700,000	Iowa State, Finance Authority Small Business Development Revenue Bonds, Multi-Family Housing, Village Court Associates, DuPont, Series B, 3.72%, 11/01/15(a)	$14,700,000
1,300,000	Jacksonville, Florida, Electrical Systems Commercial Paper, 3.60%, 04/10/07	1,300,000
20,000,000	Jacksonville, Florida, Electrical Systems Commercial Paper, 3.65%, 07/11/07	20,000,000
18,700,000	Jacksonville, Florida, Electrical Systems Commercial Paper, 3.64%, 08/15/07	18,700,000
14,000,000	Jacksonville, Florida, Electrical Systems Commercial Paper, Series 2000-A, 3.53%, 04/10/07	14,000,000
35,000,000	Jacksonville, Florida, Electrical Systems Commercial Paper, Series 2000-F, 3.58%, 04/10/07	35,000,000
16,145,000	Jacksonville, Florida, St. Johns River, Power Systems Revenue Bonds, PUTTERS, Series 1182, (MBIA), 3.70%, 04/01/13(a)(b)	16,145,000
8,955,000	Judson, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2003-36, 3.70%, 02/01/11(a)(b)	8,955,000
50,100,000	Kansas City, Missouri, Industrial Development Authority Revenue Bonds, Downtown Arena Project, Series C, (AMBAC), 3.68%, 04/01/40(a)	50,100,000
13,500,000	Kansas City, Missouri, Industrial Development Authority Revenue Bonds, Downtown Redevelopment District, Series A, (AMBAC), 3.68%, 12/01/32(a)	13,500,000

See Notes to Financial Statements.

12

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$9,585,000	King County, Washington, General Obligation Bonds, PUTTERS, Series 1184, (FGIC), 3.70%, 01/01/13(a)(b)	$9,585,000
12,800,000	Las Vegas, Nevada, Water District General Obligation Bonds, Series C, 3.78%, 06/01/36(a)	12,800,000
3,675,000	Massachusetts State, General Obligation Bonds, Series B, 3.78%, 03/01/26(a)	3,675,000
17,715,000	Memphis, Tennessee, Electric Systems Revenue Bonds, PUTTERS, Series 378, (MBIA), 3.70%, 12/01/11(a)(b)	17,715,000
14,200,000	Michigan State, Building Authority Revenue Bonds, EAGLE, Class A, (FGIC), 3.72%, 10/15/36(a)(b)	14,200,000
7,510,000	Michigan State, Building Authority Revenue Bonds, FLOATERS, Series 886, (MBIA), 3.69%, 10/15/17(a)(b)	7,510,000
5,185,000	Michigan State, Municipal Bond Authority Revenue Bonds, PUTTERS, Series 453, 3.72%, 05/01/12(a)(b)	5,185,000
25,000,000	Milwaukee, Wisconsin, School Revenue Anticipation Notes, 4.50%, 08/30/07	25,077,073
45,000,000	New York City, New York, Municipal Water Finance Authority Commercial Paper, Series 5B, 3.65%, 06/11/07	45,000,000
13,000,000	North Carolina State, Capital Facilities Finance Agency Revenue Bonds, EAGLE, Class A, 3.72%, 10/01/44(a)(b)	13,000,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$12,130,000	North Carolina State, General Obligation Bonds, PUTTERS, Series 465, 3.69%, 05/01/11(a)(b)	$12,130,000
10,245,000	North Carolina State, General Obligation Bonds, PUTTERS, Series 466, 3.69%, 03/01/12(a)(b)	10,245,000
7,330,000	North Texas, Municipal Water District, Water Systems Revenue Bonds, ROCS, Series 6074, (MBIA), 3.71%, 09/01/26(a)(b)	7,330,000
7,665,000	Ohio State, General Obligation Bonds, PUTTERS, Series 1295, 3.70%, 05/01/14(a)(b)	7,665,000
8,400,000	Oklahoma State, Water Resource Board Revenue Bonds, Loan Program, 3.65%, 09/01/24(a)	8,400,000
30,000,000	Omaha, Nebraska, Public Power Distribution Commercial Paper, 3.68%, 04/02/07	30,000,000
9,300,000	Orlando, Florida, Communication Utility Systems Revenue Bonds, PUTTERS, Series 1557, 3.70%, 10/01/13(a)(b)	9,300,000
36,200,000	Pennsylvania State, Turnpike Commission Revenue Bonds, Series A-2, 3.70%, 12/01/30(a)	36,200,000
9,460,000	Pflugerville, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-17, 3.70%, 02/15/13(a)(b)	9,460,000
3,905,000	Phoenix, Arizona, Civic Improvement Corp., Excise Tax Revenue Bonds, EAGLE, Class A, 3.72%, 07/01/17(a)(b)	3,905,000

See Notes to Financial Statements.

13

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$18,050,000	Richland County, South Carolina, School District No. 002 General Obligation Bonds, FLOATERS, Series 1646, (FGIC), 3.72%, 02/01/10(a)(b)	$18,050,000
8,115,000	San Antonio, Texas, Hotel Occupancy Revenue Bonds, PUTTERS, Series 1693, (FSA), 3.70%, 02/15/12(a)(b)	8,115,000
40,000,000	San Antonio, Texas, Water Revenue Bonds, EAGLE, Class A, (MBIA), 3.72%, 05/15/40(a)(b)	40,000,000
14,500,000	San Antonio, Texas, Water Revenue Bonds, EAGLE, Class A, (MBIA), 3.72%, 05/15/40(a)(b)	14,500,000
14,000,000	South Carolina State, Munitops Certificates Trust, General Obligation Bonds, (FSA), 3.70%, 03/01/11(a)(b)	14,000,000
13,175,000	South Carolina State, Public Service Authority Revenue Bonds, PUTTERS, Series 1198, (MBIA), 3.70%, 07/01/13(a)(b)	13,175,000
44,000,000	St. James Parish, Louisiana, Pollution Control Commercial Paper, Texaco Project, 3.72%, 07/12/07	44,000,000
18,715,000	Tarrant, Texas, Regulation Water District Revenue Bonds, FLOATERS, Series 3425. (FGIC), 3.72%, 03/01/28(a)(b)	18,715,000
7,000,000	Tennessee State, School Building Authority Commercial Paper, Series A, 3.60%, 04/09/07	7,000,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$9,240,000	Texas State, General Obligation Bonds, PUTTERS, Series 1645, 3.72%, 10/01/14(a)(b)	$9,240,000
22,000,000	Texas State, General Obligation Bonds, Series B, 3.52%, 04/01/36	22,000,000
39,200,000	Texas State, Tax & Revenue Anticipation Notes, 4.50%, 08/31/07	39,331,635
10,990,000	Texas State, Transportation Commission Revenue Bonds, PUTTERS, Series 1324, 3.70%, 04/01/14(a)(b)	10,990,000
9,000,000	Texas State, Water Development Board Revenue Bonds, State Revolving Fund, 3.82%, 07/15/26(a)	9,000,000
8,720,000	Thurston County, Washington, School District General Obligation Bonds, PUTTERS, Series 1108, (MBIA), 3.72%, 06/01/13(a)(b)	8,720,000
8,840,000	Tyler, Texas, Junior College District Revenue Bonds, FLOATERS, Series 1560, (AMBAC), 3.69%, 08/15/36(a)(b)	8,840,000
21,500,000	University of Hawaii, Revenue Bonds, FLOATERS, Series 1546, (MBIA), 3.69%, 10/01/36(a)(b)	21,500,000
32,000,000	University of North Carolina, Board of Governors Commercial Paper, Series 2004-B, 3.65%, 07/17/07	32,000,000
13,700,000	University of Texas, Commercial Paper, Series A, 3.58%, 04/05/07	13,700,000
16,800,000	University of Texas, Permanent University Fund Revenue Bonds, FLOATER, Series 1574, 3.69%, 07/01/26(a)(b)	16,800,000

See Notes to Financial Statements.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$8,260,000	University of Texas, Permanent University Fund Revenue Bonds, PUTTERS, Series 1676, 3.70%, 07/01/14(a)(b)	$8,260,000
18,810,000	University of Texas, University Revenue Bonds, EAGLE, Class A, 3.72%, 08/15/37(a)(b)	18,810,000
14,150,000	University of Texas, University Revenue Bonds, P-Floats, MT 354, 3.71%, 08/15/20(a)(b)	14,150,000
5,535,000	University of Texas, University Revenue Bonds, PUTTERS, Series 592, 3.70%, 08/15/12(a)(b)	5,535,000
3,015,000	University of Vermont, Commercial Paper, 3.63%, 07/10/07	3,015,000
3,300,000	University of Virginia, University Revenue Bonds, EAGLE, Series A, 3.72%, 06/01/33(a)(b)	3,300,000
14,288,500	Virginia Commonwealth, Transportation Board, Revenue Bonds, Floating Rate Certificates, Series 727, 3.69%, 05/15/19(a)(b)	14,288,500
25,000,000	Wake County, North Carolina, General Obligation Commercial Paper, 3.65%, 05/30/07	25,000,000
26,075,000	Washington State, General Obligation Bonds, FLOATERS, Series 1161, (AMBAC), 3.69%, 07/01/24(a)(b)	26,075,000
7,590,000	Washington State, General Obligation Bonds, P-Floats, PT 3863, (AMBAC), 3.72%, 01/01/22(a)(b)	7,590,000

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$12,145,000	Washington State, General Obligation Bonds, P-Floats, PT 3874, (FSA), 3.72%, 01/01/30(a)(b)	$12,145,000
9,745,000	Washoe County, Nevada, General Obligation Bonds, Floating Rate Certificates, Series 1241, (MBIA), 3.69%, 01/01/35(a)(b)	9,745,000
15,180,000	Wisconsin State, Clean Water Revenue Bonds, PUTTERS, Series 1509, 3.70%, 06/01/13(a)(b)	15,180,000
11,275,000	Wisconsin State, Transportation Authority Revenue Commercial Paper, 3.63%, 08/07/07	11,275,000
39,643,000	Wisconsin State, Transportation Authority Revenue Commercial Paper, 3.62%, 10/05/07	39,643,000
25,000,000	Wisconsin State, Transportation Authority Revenue Commercial Paper, Series 2006-B, 3.55%, 04/04/07	25,000,000
6,830,000	Wisconsin State, Transportation Revenue Bonds, P-Floats, PT 3929, (FGIC), 3.72%, 07/01/26(a)(b)	6,830,000
10,240,000	York County, South Carolina, School District 4 General Obligation Bonds, Fort Mill, TOCS, Series F, 3.69%, 03/09/12(a)(b)	10,240,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $1,937,329,556)	1,937,329,556

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

Principal Amount		Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 7.66%
$30,000,000	Atlanta, Georgia, Metropolitan Transit Authority, Sales Tax Commercial Paper, (DEXIA CREDIT LOCAL), 3.53%, 04/05/07	$30,000,000
15,000,000	Atlanta, Georgia, Metropolitan Transit Authority, Sales Tax Commercial Paper, (DEXIA CREDIT LOCAL), 3.65%, 08/08/07	15,000,000
29,900,000	Baltimore, Maryland, Port Facilities Authority Revenue Bonds, (BNP PARIBAS), 3.60%, 10/14/11(a)	29,900,000
18,000,000	Des Moines, Iowa, Hospital Facilities Authority Revenue Bonds, Methodist Medical Center Project, (WACHOVIA BANK N.A.), 3.67%, 08/01/15(a)	18,000,000
7,000,000	Kenton County, Kentucky, Industrial Building Authority Revenue Bonds, Redken Labs, Inc. Project, (JP MORGAN CHASE BANK), 3.50%, 12/01/14(a)	7,000,000
36,700,000	Michigan State, General Obligation Anticipation Notes, Series A, (DEPFA BANK PLC), 4.25%, 09/28/07	36,807,342
11,900,000	Michigan State, Municipal Bond Authority Revenue Bonds, Series B-2, (BANK OF NOVA SCOTIA), 4.50%, 08/20/07	11,937,700
13,000,000	New York City, New York, Trust For Cultural Restoration Revenue Bonds, WNYC Radio, Inc., (WACHOVIA BANK N.A.), 3.63%, 04/01/26(a)	13,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $161,645,042)	161,645,042

Shares		Value

REGISTERED INVESTMENT COMPANIES — 0.05%
1,143,685	BlackRock Muni Fund	$1,143,685
1	Dreyfus Tax Exempt Cash Fund	1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,143,686)	1,143,686

TOTAL INVESTMENTS (Cost $2,100,118,284)(c)	99.50%	$2,100,118,284
OTHER ASSETS IN EXCESS OF LIABILITIES	0.50	10,492,468

NET ASSETS	100.00%	$2,110,610,752

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2007.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $1,003,896,500 or 47.56% of net assets.
(c)	The cost basis for federal income tax purposes is $2,100,167,823, with gross unrealized appreciation of $— and gross unrealized depreciation of $(49,539).

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Permanent School Fund – Guaranteed

Notes (The following notes have not been audited by PricewaterhouseCoopers LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2007, approximately 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

16

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2007

Tax-Exempt Money Fund — (continued)

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
Texas	29.89%	$630,846,635
Florida	6.73	142,055,000
Wisconsin	5.83	123,005,073
Colorado	5.39	113,745,000
Michigan	4.69	98,970,042
North Carolina	4.38	92,375,000
Utah	3.54	74,700,000
Maryland	3.31	69,800,000
Washington	3.04	64,115,000
Missouri	3.01	63,600,000
Georgia	2.95	62,185,000
New York	2.75	58,000,000
South Carolina	2.63	55,465,000
Arizona	2.34	49,458,000
Louisiana	2.08	44,000,000
California	1.90	40,025,000
Pennsylvania	1.72	36,200,000
Illinois	1.71	36,005,000
Hawaii	1.69	35,760,000
Iowa	1.55	32,700,000
Nebraska	1.42	30,000,000
Tennessee	1.17	24,715,000
District of Columbia	1.09	23,061,350
Nevada	1.07	22,545,000
Virginia	0.83	17,588,500
Indiana	0.71	15,000,000
New Jersey	0.40	8,500,000
Oklahoma	0.40	8,400,000
Ohio	0.36	7,665,000
Kentucky	0.33	7,000,000
Wyoming	0.23	4,800,000
Massachusetts	0.17	3,675,000
Vermont	0.14	3,015,000
Registered Investment Companies	0.05	1,143,684

Total Investments	99.50%	$2,100,118,284
Other Assets in Excess of Liabilities	0.50	10,492,468

Net Assets	100.00%	$2,110,610,752

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2007

Treasury Money Fund

Principal Amount		Value
U.S. GOVERNMENT & AGENCY OBLIGATION — 6.53%
$20,000,000	Federal Home Loan Bank, Discount Note, 5.00%, 04/02/07	$19,997,222

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION (Cost $19,997,222)	19,997,222

U.S. TREASURY OBLIGATIONS — 93.01%
90,000,000	5.09%, 04/05/07(a)	89,949,486
50,000,000	5.17%, 04/12/07(a)	49,921,320
56,000,000	5.16%, 04/19/07(a)	55,856,221
30,000,000	5.09%, 04/26/07(a)	29,894,479
30,000,000	5.02%, 06/07/07(a)	29,723,486
15,000,000	5.01%, 08/30/07(a)	14,691,708
15,000,000	4.99%, 09/27/07(a)	14,637,152

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $284,673,852)	284,673,852

Shares		Value
REGISTERED INVESTMENT COMPANY — 0.80%
2,447,861	Dreyfus Treasury Prime Cash Management Fund	$2,447,861

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,447,861)	2,447,861

TOTAL INVESTMENTS (Cost $307,118,935)(b)	100.34%	$307,118,935
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.34)	(1,049,020)

NET ASSETS	100.00%	$306,069,915

(a)	The rate shown is the effective yield at the time of purchase.
(b)	Represents cost for financial reporting and federal income tax purposes.

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2007 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Treasury Obligations	93.01%	$284,673,852
U.S. Government & Agency Obligations	6.53	19,997,222
Registered Investment Company	0.80	2,447,861

Total Investments	100.34%	$307,118,935
Liabilities in Excess of Other Assets	(0.34)	(1,049,020)

Net Assets	100.00%	$306,069,915

See Notes to Financial Statements.

18

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2007

	Government Money Fund	Money Fund	New York Tax-Exempt Money Fund	Tax-Exempt Money Fund	Treasury Money Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$167,061,342	$1,165,885,037	$445,215,979	$2,100,118,284	$307,118,935
Repurchase Agreements, at cost	76,000,000	94,000,000	—	—	—

Investments, at value (including Repurchase Agreements) (Note 1)	$243,061,342	$1,259,885,037	$445,215,979	$2,100,118,284	$307,118,935
Cash	970	—	—	494,020	—
Dividends and interest receivable	617,069	1,925,463	3,286,809	16,711,074	9,732
Receivable for investments sold	—	—	15,339,549	—	—
Receivable for fund shares sold	—	449	—	—	—
Prepaid expenses and other assets	3,045	15,202	6,279	28,863	3,936

Total Assets	243,682,426	1,261,826,151	463,848,616	2,117,352,241	307,132,603
LIABILITIES:
Payable for dividends declared	992,168	3,971,809	1,059,061	5,500,323	792,129
Payable for investments purchased	—	—	5,003,400	—	—
Cash overdraft	—	—	—	—	970
Investment advisory fees payable (Note 2)	14,952	101,971	55,108	214,702	37,268
Administration fees payable (Note 2)	34,336	158,874	63,572	284,582	40,753
Shareholder servicing fees payable (Note 2)	61,645	213,594	137,161	476,937	116,004
Accrued expenses and other payables	102,176	303,316	75,719	264,945	75,564

Total Liabilities	1,205,277	4,749,564	6,394,021	6,741,489	1,062,688

NET ASSETS	$242,477,149	$1,257,076,587	$457,454,595	$2,110,610,752	$306,069,915

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$8,635	$27,558	$10,638	$9,439	$2,654
Accumulated net realized gain (loss) on investments	(24,683)	(43,438)	—	(49,539)	—
Par value (Note 4)	242,565	1,257,297	457,445	2,110,752	306,077
Paid in capital in excess of par value	242,250,632	1,255,835,170	456,986,512	2,108,540,100	305,761,184

Net Assets	$242,477,149	$1,257,076,587	$457,454,595	$2,110,610,752	$306,069,915

Net Assets:
Shares	$242,477,149	$644,514,478	$457,454,595	$2,110,610,752	$306,069,915
Institutional Shares	—	612,562,109	—	—	—
Shares outstanding (Note 4):
Shares	242,565,327	644,743,985	457,444,867	2,110,751,842	306,077,388
Institutional Shares	—	612,553,051	—	—	—
NET ASSET VALUE PER SHARE (net assets÷shares outstanding):
Shares	$1.00	$1.00	$1.00	$1.00	$1.00

Institutional Shares	—	$1.00	—	—	—

See Notes to Financial Statements.

19

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2007

	Government Money Fund	Money Fund	New York Tax-Exempt Money Fund	Tax-Exempt Money Fund	Treasury Money Fund
INVESTMENT INCOME:
Interest income	$16,706,594	$70,627,174	$15,486,648	$75,609,571	$15,819,070
Dividend income	133,302	194,029	61,708	225,102	153,067

Total Income	16,839,896	70,821,203	15,548,356	75,834,673	15,972,137
EXPENSES:
Investment advisory fees (Note 2)	816,378	3,375,831	2,193,088	5,334,766	973,354
Administration fees (Note 2)	492,820	2,037,855	661,928	3,220,343	489,640
Shareholder servicing fees—Shares (Note 2)	816,378	2,058,929	1,096,547	5,334,766	811,101
Transfer agent fees	22,985	98,041	22,956	30,236	22,039
Legal and audit fees	27,090	34,136	27,725	49,003	22,996
Custodian fees	28,718	100,758	45,558	146,127	26,816
Directors’ fees and expenses (Note 2)	14,037	40,964	17,369	62,180	13,578
Miscellaneous expenses	58,421	174,493	57,527	189,531	56,325

Total Expenses	2,276,827	7,921,007	4,122,698	14,366,952	2,415,849
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(480,791)	(1,811,067)	(1,490,998)	(2,630,445)	(469,157)
Administrator (Note 2)	(2,173)	(10,503)	(1,336)	(6,011)	(2,637)
Custody earning credits	(7,677)	(33,235)	(14,641)	(39,420)	(2,749)

Net Expenses	1,786,186	6,066,202	2,615,723	11,691,076	1,941,306

NET INVESTMENT INCOME	15,053,710	64,755,001	12,932,633	64,143,597	14,030,831

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	2,904	(2,912)	770	(5,092)	5,100

Net increase in net assets resulting from operations	$15,056,614	$64,752,089	$12,933,403	$64,138,505	$14,035,931

See Notes to Financial Statements.

20

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Excelsior Funds

Statements of Changes in Net Assets

	Government Money Fund		Money Fund
	Year Ended March 31,		Year Ended March 31,
	2007	2006	2007	2006
Net investment income	$15,053,710	$14,326,304	$64,755,001	$52,416,558
Net realized gain (loss) on security transactions	2,904	(224)	(2,912)	(4,889)

Net increase in net assets resulting from operations	15,056,614	14,326,080	64,752,089	52,411,669

Distributions to shareholders:
From net investment income
Shares	(15,045,075)	(14,326,304)	(38,623,273)	(32,581,762)
Institutional Shares	—	—	(26,104,170)	(19,834,796)
From net realized gain on investments
Shares	—	—	—	—

Total distributions	(15,045,075)	(14,326,304)	(64,727,443)	(52,416,558)

Increase (decrease) in net assets from fund share transactions (Note 4)	(167,762,345)	(85,798,349)	(298,083,731)	(175,199,854)

Net increase (decrease) in net assets	(167,750,806)	(85,798,573)	(298,059,085)	(175,204,743)

NET ASSETS:
Beginning of year	410,227,955	496,026,528	1,555,135,672	1,730,340,415

End of year(1)	$242,477,149	$410,227,955	$1,257,076,587	$1,555,135,672

(1) Including undistributed (distributions in excess of) net investment income	$8,635	$—	$27,558	$—

See Notes to Financial Statements.

22

New York Tax-Exempt Money Fund		Tax-Exempt Money Fund		Treasury Money Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2007	2006	2007	2006	2007	2006
$12,932,633	$9,085,180	$64,143,597	$47,504,669	$14,030,831	$10,553,148
770	7,841	(5,092)	177,930	5,100	19,089

12,933,403	9,093,021	64,138,505	47,682,599	14,035,931	10,572,237

(12,927,606)	(9,089,166)	(64,113,972)	(47,540,889)	(14,033,835)	(10,559,242)
—	—	—	—	—	—

—	—	—	(83,881)	—	(14,837)

(12,927,606)	(9,089,166)	(64,113,972)	(47,624,770)	(14,033,835)	(10,574,079)

9,583,689	38,609,252	(51,587,116)	124,313,013	(59,619,992)	(62,318,509)

9,589,486	38,613,107	(51,562,583)	124,370,842	(59,617,896)	(62,320,351)

447,865,109	409,252,002	2,162,173,335	2,037,802,493	365,687,811	428,008,162

$457,454,595	$447,865,109	$2,110,610,752	$2,162,173,335	$306,069,915	$365,687,811

$10,638	$4,841	$9,439	$(9,820)	$2,654	$558

See Notes to Financial Statements.

23

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
GOVERNMENT MONEY FUND — (05/08/85*)
Shares:
Year Ended March 31,
2007	$1.00	$0.04610	(2)	$0.00025	(2)	$0.04635	$(0.04635)	—
2006	1.00	0.03152	(2)	0.00024	(2)	0.03176	(0.03176)	—
2005	1.00	0.01250	(2)	0.00003		0.01253	(0.01253)	—
2004	1.00	0.00625		—		0.00625	(0.00625)	—
2003	1.00	0.01199		(0.00039)		0.01160	(0.01160)	—
MONEY FUND — (05/03/85*)
Shares:
Year Ended March 31,
2007	$1.00	$0.04691	(2)	$0.00019	(2)	$0.04710	$(0.04710)	—
2006	1.00	0.03207	(2)	0.00015	(2)	0.03222	(0.03222)	—
2005	1.00	0.01275	(2)	0.00010		0.01285	(0.01285)	—
2004	1.00	0.00662		—		0.00662	(0.00662)	—
2003	1.00	0.01255		(0.00010)		0.01245	(0.01245)	—
NEW YORK TAX-EXEMPT MONEY FUND — (08/03/98*)
Shares:
Year Ended March 31,
2007	$1.00	$0.02948	(2)	$(0.00002	)(2)	$0.02946	$(0.02946)	—
2006	1.00	0.02150	(2)	(0.00012	)(2)	0.02138	(0.02138)	—
2005	1.00	0.00822	(2)	0.00023		0.00845	(0.00845)	—
2004	1.00	0.00491		0.00006		0.00497	(0.00490)	$(0.00007)
2003	1.00	0.00884		(0.00007)		0.00877	(0.00873)	(0.00004)
TAX-EXEMPT MONEY FUND — (05/24/85*)
Shares:
Year Ended March 31,
2007	$1.00	$0.03006	(2)	$(0.00001	)(2)	$0.03005	$(0.03005)	—
2006	1.00	0.02229	(2)	—	(2)	0.02229	(0.02225)	$(0.00004)
2005	1.00	0.00966	(2)	—		0.00966	(0.00966)	—
2004	1.00	0.00546		0.00029		0.00575	(0.00560)	(0.00015)
2003	1.00	0.00967		(0.00002)		0.00965	(0.00964)	(0.00001)
TREASURY MONEY FUND — (02/13/91*)
Shares:
Year Ended March 31,
2007	$1.00	$0.04324	(2)	$0.00013	(2)	$0.04337	$(0.04337)	—
2006	1.00	0.02855	(2)	0.00036	(2)	0.02891	(0.02887)	$(0.00004)
2005	1.00	0.00988	(2)	0.00031		0.01019	(0.01019)	—
2004	1.00	0.00484		0.00002		0.00486	(0.00485)	(0.00001)
2003	1.00	0.01085		0.00004		0.01089	(0.01089)	—

*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.

See Notes to Financial Statements.

24

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets

$(0.04635)	$1.00	4.74%	$242,477	0.55%	0.70%	4.61%
(0.03176)	1.00	3.22%	410,228	0.53%	0.69%	3.15%
(0.01253)	1.00	1.26%	496,027	0.46%	0.71%	1.25%
(0.00625)	1.00	0.63%	544,721	0.45%	0.54%	0.62%
(0.01160)	1.00	1.17%	594,496	0.39%	0.47%	1.21%

$(0.04710)	$1.00	4.81%	$644,514	0.55%	0.68%	4.69%
(0.03222)	1.00	3.27%	1,032,384	0.53%	0.69%	3.21%
(0.01285)	1.00	1.29%	1,105,053	0.46%	0.70%	1.28%
(0.00662)	1.00	0.66%	1,141,562	0.45%	0.73%	0.67%
(0.01245)	1.00	1.25%	1,787,852	0.39%	0.43%	1.25%

$(0.02946)	$1.00	2.99%	$457,455	0.60%	0.94%	2.95%
(0.02138)	1.00	2.16%	447,865	0.60%	0.94%	2.15%
(0.00845)	1.00	0.85%	409,252	0.55%	0.97%	0.82%
(0.00497)	1.00	0.50%	490,099	0.50%	0.75%	0.49%
(0.00877)	1.00	0.88%	548,574	0.44%	0.49%	0.89%

$(0.03005)	$1.00	3.05%	$2,110,611	0.55%	0.67%	3.01%
(0.02229)	1.00	2.25%	2,162,173	0.53%	0.68%	2.23%
(0.00966)	1.00	0.97%	2,037,802	0.46%	0.69%	0.97%
(0.00575)	1.00	0.58%	2,044,676	0.44%	0.58%	0.56%
(0.00965)	1.00	0.97%	2,281,263	0.39%	0.54%	0.97%

$(0.04337)	$1.00	4.42%	$306,070	0.60%	0.74%	4.32%
(0.02891)	1.00	2.93%	365,688	0.58%	0.74%	2.86%
(0.01019)	1.00	1.02%	428,008	0.55%	0.75%	0.99%
(0.00486)	1.00	0.49%	519,722	0.50%	0.57%	0.49%
(0.01089)	1.00	1.09%	571,998	0.45%	0.53%	1.08%

See Notes to Financial Statements.

25

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, California Short-Intermediate Term Tax-Exempt Income Fund, New York Intermediate-Term Tax-Exempt Fund and New York Tax-Exempt Money Fund, each of which is non-diversified.

Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Government Money Fund, Money Fund and Treasury Money Fund, portfolios of Excelsior Fund, and for New York Tax-Exempt Money Fund and Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

All Funds except for Money Fund offer one class of shares: Shares. The Money Fund offers two classes of shares: Shares and Institutional Shares. The financial highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund are presented separately.

It is each Fund’s policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each Fund has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Fund will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by each Fund’s Board of Directors to represent the fair value of the Funds’ investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

Mutual funds are valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act.

(b) Concentration of risks:

At March 31, 2007, approximately 97% of the net assets of the New York Tax-Exempt Money Fund were invested in New York municipal securities. Economic changes affecting New York state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

26

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(d) Repurchase agreements:

The Funds may enter into agreements with financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. The repurchase agreements are collateralized by U.S. Government obligations. The value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, or more frequently to maintain a net asset value of $1.00 per share.

(f) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Funds based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

(g) Borrowing:

The funds may obtain temporary bank loans from banks and custodians to use for meeting shareholder redemptions or for temporary or emergency purposes. The board of trustees approved an agreement between Excelsior Fund and Excelsior Tax-Exempt Fund and their custodian, JPMorgan Chase Bank, N.A., under which the funds may participate in an uncommitted line of credit in the aggregate principal amount of $150 million. The funds pay interest on the amounts they borrow at negotiated rates based on the terms of the agreement. There was no borrowing from the line of credit for any funds during the year ended March 31, 2007.

(h) Custody Credits:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees. The credit amounts (if any) are disclosed in the statement of operations as a reduction to the Fund’s operating expenses.

(i) New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157

27

defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. A fund with a fiscal year ending March 31 will implement FIN 48 no later than September 28, 2007, and it is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact of the adoption of FIN 48 to the financial statements.

2.	Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

The Funds are advised by U.S. Trust New York Asset Management Division (“NYAMD”), a separate identifiable division of United States Trust Company, National Association (“USTNA”), or UST Advisers, Inc. (“USTA” and together with NYAMD, the “Advisers”) USTA is a wholly-owned subsidiary of USTNA. USTNA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Government Money Fund	0.25%
Money Fund	0.25%
New York Tax-Exempt Money Fund	0.50%
Tax-Exempt Money Fund	0.25%
Treasury Money Fund	0.30%

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell the U.S. Trust Corporation (“U.S. Trust”) a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The completion of the Sale may result in the assignment of the current investment advisory agreements and termination in accordance with their terms. Therefore, the Board of Trustees/Directors approved the new investment advisory agreements at the same advisory fee rates disclosed above in January 2007 and Shareholders of each Fund approved the new agreements during meetings held in March and April 2007. It is anticipated that the Sale will close early in the third quarter of 2007.

USTA and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are

28

entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2007, administration fees paid to USTA were as follows:

Administration Fees paid to UST Advisers, Inc.
Government Money Fund	$444,394
Money Fund	1,837,900
New York Tax-Exempt Money Fund	597,118
Tax-Exempt Money Fund	2,904,770
Treasury Money Fund	441,670

BISYS Fund Services Ohio, Inc., waived Administration fees as presented on the Statements of Operations.

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2007, the Advisers have contractually agreed to waive investment advisory fees through, at least, July 31, 2007, and to reimburse other operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Government Money Fund — Shares	0.55%
Money Fund — Shares	0.55%
New York Tax-Exempt Money Fund — Shares	0.60%
Tax-Exempt Money Fund — Shares	0.55%
Treasury Money Fund — Shares	0.60%
Money Fund — Institutional Shares	0.30%

For the year ended March 31, 2007, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Government Money Fund	$480,791
Money Fund	1,811,067
New York Tax-Exempt Money Fund	1,490,998
Tax-Exempt Money Fund	2,630,445
Treasury Money Fund	469,157

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The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and USTA. Services included in the servicing agreements include assistance in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers, with the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2007, shareholder servicing fees paid to CS & Co. and USTA were as follows:

Government Money Fund	$810,283
Money Fund	2,027,190
New York Tax-Exempt Money Fund	1,082,994
Tax-Exempt Money Fund	5,323,397
Treasury Money Fund	790,082

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

The board of trustees/directors may include people who are officers and/or trustees of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Funds are in compliance with these limitations. The funds did not pay any of the interested persons for their service as trustees/directors, but did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

3.	Federal Taxes:

It is the policy of the Excelsior Fund and Excelsior Tax-Exempt Fund that each Fund continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing dividend characterization and the expiration of capital loss

30

carryforwards. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Government Money Fund	$—	$393	$(393)
New York Tax-Exempt Money Fund	770	(770)	—
Tax-Exempt Money Fund	(10,368)	(138,496)	148,864
Treasury Money Fund	5,100	(5,100)	—

The tax character of dividends and distributions declared during the years ended March 31, 2007 and March 31, 2006 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total*
Government Money Fund
Year ended March 31, 2007	$15,546,941	$—	$—	$15,546,941
Year ended March 31, 2006	13,620,350	—	—	13,620,350
Money Fund
Year ended March 31, 2007	65,587,427	—	—	65,587,427
Year ended March 31, 2006	49,048,464	—	—	49,048,464
New York Tax-Exempt Money Fund
Year ended March 31, 2007	770	12,662,681	—	12,663,451
Year ended March 31, 2006	3,001	8,506,753	4,840	8,514,594
Tax-Exempt Money Fund
Year ended March 31, 2007	—	63,305,228	—	63,305,228
Year ended March 31, 2006	84,887	45,217,987	20,970	45,323,844
Treasury Money Fund
Year ended March 31, 2007	13,964,644	—	5	13,964,649
Year ended March 31, 2006	9,920,151	—	—	9,920,151

* The total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

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As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings/ (Deficit)
Government Money Fund	$1,059,385	$—	$—	$1,059,385	$(1,050,750)	$(24,683)	$—	$(16,048)
Money Fund	5,122,791	—	—	5,122,791	(5,095,233)	(43,438)	—	(15,880)
New York Tax-Exempt Money Fund	—	—	1,249,960	1,249,960	(1,239,322)	—	—	10,638
Tax-Exempt Money Fund	—	—	5,712,343	5,712,343	(5,702,904)	—	(49,539)	(40,100)
Treasury Money Fund	1,213,314	—	—	1,213,314	(1,210,660)	—	—	2,654

* The total distributions payable may differ from the statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2007, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires
	2008	2011	2012	2013	2014	2015	Total
Government Money Fund	$18,903	$—	$5,556	$—	$224	$—	$24,683
Money Fund	—	11,662	23,975	—	4,889	2,912	43,438

4.	Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Fund is as follows: 4 billion shares each of the Government Money Fund and Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and 5.5 billion shares for Tax-Exempt Money Fund.

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Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of each Fund’s Board of Directors. Since the Funds have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Capital Share Transactions

	Government Money Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold	2,027,068,990	$2,027,068,990	2,577,232,059	$2,577,232,059
Issued as reinvestment of dividends	697,510	697,510	735,293	735,293
Redeemed	(2,195,528,845)	(2,195,528,845)	(2,663,765,701)	(2,663,765,701)

Net Increase (Decrease)	(167,762,345)	$(167,762,345)	(85,798,349)	$(85,798,349)

	Money Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold:
Shares	2,599,472,390	$2,599,472,390	3,427,610,450	$3,427,610,450
Institutional Shares	4,262,737,772	4,262,737,772	4,731,250,373	4,731,250,373
Issued as reinvestment of dividends:
Shares	3,330,030	3,330,030	2,259,420	2,259,420
Institutional Shares	9,160,704	9,160,704	7,428,066	7,428,066
Redeemed:
Shares	(2,990,685,747)	(2,990,685,747)	(3,502,534,923)	(3,502,534,923)
Institutional Shares	(4,182,098,880)	(4,182,098,880)	(4,841,213,240)	(4,841,213,240)

Net Increase (Decrease)	(298,083,731)	$(298,083,731)	(175,199,854)	$(175,199,854)

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	New York Tax-Exempt Money Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold	2,519,812,784	$2,519,812,784	2,399,705,970	$2,399,705,970
Issued as reinvestment of dividends	1,815,110	1,815,110	1,554,586	1,554,586
Redeemed	(2,512,044,205)	(2,512,044,205)	(2,362,651,304)	(2,362,651,304)

Net Increase (Decrease)	9,583,689	$9,583,689	38,609,252	$38,609,252

	Tax-Exempt Money Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold	9,783,446,469	$9,783,446,469	10,547,799,881	$10,547,799,881
Issued as reinvestment of dividends	2,484,144	2,484,144	2,207,894	2,207,894
Redeemed	(9,837,517,729)	(9,837,517,729)	(10,425,694,762)	(10,425,694,762)

Net Increase (Decrease)	(51,587,116)	$(51,587,116)	124,313,013	$124,313,013

	Treasury Money Fund
	Year Ended 03/31/07		Year Ended 03/31/06
	Shares	Amounts	Shares	Amounts
Sold	1,744,655,262	$1,744,655,262	3,260,733,468	$3,260,733,468
Issued as reinvestment of dividends	4,178,107	4,178,107	2,191,117	2,191,117
Redeemed	(1,808,453,361)	(1,808,453,361)	(3,325,243,094)	(3,325,243,094)

Net Increase (Decrease)	(59,619,992)	$(59,619,992)	(62,318,509)	$(62,318,509)

5.	Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

6.	Legal Proceedings:

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds, together referred to herein as “U.S. Trust”), Excelsior Funds, Excelsior Tax-Exempt Funds and Trust (the “Companies”), U.S. Trust, Schwab and several individuals and third parties were named in four fund shareholder class actions and two derivative actions which alleged that U.S. Trust, the Companies, and others allowed certain parties to engage in illegal and improper mutual

34

fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Funds advised by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class and derivative actions. The court entered implementing orders on February 24, 2006. All claims against the Companies have been dismissed. Plaintiffs’ claims against U.S. Trust and certain individuals under Sections 10(b) and 20(a) of the Securities Exchange Act and Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Plaintiffs’ Section 48(a) claims against parent entities U.S. Trust and Schwab also remain.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending litigation will have a material adverse financial impact on the Companies, or materially affect U.S. Trust’s ability to provide investment management services to the Companies.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund (three portfolios of Excelsior Funds, Inc. and two portfolios of Excelsior Tax-Exempt Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for each of the four years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

May 18, 2007

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PROXY VOTING RESULTS (Unaudited)

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America (the “Sale”). The Sale involves all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. At a meeting held on January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

A Special Meeting of Shareholders of Excelsior Funds, Excelsior Tax-Exempt Funds and Trust and each of their Funds was held on March 30, 2007, for the purpose of seeking shareholder approval of the following proposal: to approve new investment advisory agreements by and among USTA, USTNA and the Companies, on behalf of the Funds. The Special Meeting for Excelsior Funds with respect to the Value and Restructuring Fund, Energy and Natural Resources and Treasury Money Funds was adjourned for the purpose of soliciting additional proxies, and subsequently held on April 30, 2007. The number of votes necessary to conduct the Special Meetings and approve the proposal was obtained. The results of the votes of shareholders are listed below:

EXCELSIOR FUNDS, INC.

Fund	For	Against	Abstain
Blended Equity Fund	6,164,047.545	67,952.751	73,977.210
Core Bond Fund	42,419,131.502	102,811.034	103,300.208
Emerging Markets Fund	40,519,375.591	385,533.770	2,387,530.558
Energy and Natural Resources Fund	10,149,963.059	261,710.922	349,760.892
Government Money Fund	172,737,336.070	747,772.190	420,358.000
Intermediate-Term Bond Fund	44,858,545.970	241,685.152	66,016.000
International Fund	21,282,762.400	54,899.414	128,924.192
Large Cap Growth Fund	42,848,198.375	89,295.014	404,672.705
Money Fund	674,980,999.600	1,166,673.210	410,474.540
Pacific/Asia Fund	12,624,395.052	35,293.746	146,970.828
Real Estate Fund	6,828,766.866	23,944.228	74,532.837
Short-Term Government Securities Fund	19,900,726.363	26,705.441	160,992.698
Small Cap Fund	20,778,531.495	77,734.183	230,771.291
Treasury Money Fund	147,661,994.420	8,327.040	953,491.100
Value and Restructuring Fund	71,659,202.229	1,308,059.398	2,313,244.343

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PROXY VOTING RESULTS (Continued)

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Fund	For	Against	Abstain
California Short-Intermediate Term Tax-Exempt Income Fund	5,620,954.755	30,312.000	19,754.000
Intermediate-Term Tax-Exempt Fund	25,090,015.155	30,070.577	76,826.198
Long-Term Tax-Exempt Fund	3,628,610.926	33,702.423	40,804.648
New York Intermediate-Term Tax-Exempt Fund	9,319,329.057	13,806.000	36,899.000
New York Tax-Exempt Money Fund	275,209,603.310	4,686,548.000	63,196.000
Short-Term Tax-Exempt Securities Fund	8,452,657.301	72,849.000	359,587.000
Tax-Exempt Money Fund	1,356,339,634.110	11,586,764.280	2,023,751.550

EXCELSIOR FUNDS TRUST

Fund	For	Against	Abstain
Equity Income Fund	15,004,710.199	69,167.666	28,045.000
Equity Opportunities Fund	15,890,842.151	16,544.962	771.000
High Yield Fund	15,794,959.655	30,927.324	249,577.222
International Equity Fund	5,138,808.000	.000	.000
Mid Cap Value and Restructuring Fund	7,879,533.211	19,517.123	87,756.460

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ADDITIONAL FEDERAL TAX INFORMATION

Other Federal Tax Information (Unaudited):

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2007.

Percentage
New York Tax-Exempt Money Fund	100%
Tax-Exempt Money Fund	100%

The funds designate the following amounts as long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Amount
Tax-Exempt Money Fund	$26,019
Treasury Money Fund	5

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

In November 2006, representatives of Schwab, U.S. Trust and the Funds’ investment advisers, USTA and USTNA (together, USTA and USTNA are referred to as the “Advisers) informed the Board that Schwab had entered into a stock purchase agreement with the Bank of America under which Schwab would sell U.S. Trust to Bank of America (the “Sale”). Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Funds’ current investment advisory agreements (the “Current Advisory Agreements”) resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve new investment advisory agreements (the “New Advisory Agreements”) under which, subject to shareholder approval, USTA and USTNA would continue to serve as investment advisers to the Funds after the completion of the Sale.

In advance of its December 6-7, 2006 meeting, the Board of Directors/Trustees requested and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the USTA and USTNA and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America did not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Board then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

In anticipation of the January 8, 2007 Board meeting, legal counsel for the Directors/Trustees who are not interested persons (as defined in the 1940 Act) (“Independent Directors”) sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Board was provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

41

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Board considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•

assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•

the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•

a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•

a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

•

a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

42

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Continued)

•

the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

43

Directors/Trustees and Officers (Unaudited)

The tables below provide information pertaining to the Directors/Trustees and Officers of the Companies. The mailing address for each Director/Trustee Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INDEPENDENT DIRECTORS/TRUSTEES
Rodman L. Drake Year of Birth: 1943	Director/Trustee; Chairman, Full Board	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	38(3)

BOARD 1 — Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 — Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Year of Birth: 1944	Director/Trustee; Chairman, Investment Oversight Committee	Director/Trustee of each Company since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	38(3)	None.

Jonathan Piel Year of Birth: 1938	Director/Trustee	Trustee of Excelsior Funds Trust since 1994; Director of Excelsior Funds, Inc. and Excelsior Tax Exempt Funds Inc. since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	38(3)	None.

John D. Collins Year of Birth: 1938	Director/Trustee; Chairman, Audit and Compliance Committee	Director/Trustee of each Company since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	38(3)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

44

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Mariann Byerwalter Year of Birth: 1960	Director/Trustee; Chairman, Marketing, Distribution and Shareholder Services Committee	Director/Trustee of each Company since 2006	Chairman of JDN Corporate Advisory LLC (1996 to 2001); Vice President for Business Affairs and Chief Financial Officer of Stanford University (1996-2001); Special Adviser to the President of Stanford University (2001).	95(4)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Year of Birth: 1937	Director/Trustee	Director/Trustee of each Company since 2006	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003); Sylvan C. Coleman Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1977 to January 2003).	38(3)	None.

William A. Hasler Year of Birth: 1941	Director/Trustee; Chairman, Governance Committee	Director/Trustee of each Company since 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley; until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	95(4)

BOARD 1 — Director, Aphton Corporation.
BOARD 2 — Director, Mission West Properties (commercial real estate). BOARD 3 — Director, TOUSA (home building). BOARD 4 — Director, Harris- Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

45

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
INTERESTED DIRECTORS/TRUSTEES
Randall W. Merk(5) Year of Birth: 1954	Director/Trustee	Director/Trustee of each Company since 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	95(4)	None.

46

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1955	President	Since February 2006	President and Chief Executive Officer. Laudus Variable Insurance Trust. Laudus Trust. The Charles Schwab Family of Funds. Schwab Investments. Schwab Annuity Portfolios and Schwab Capital Trust: President. Chief Executive Officer, and Director. Charles Schwab Investment Management. Inc. President. UST Advisers. Inc.’s Mutual Fund Division since March 2006. From June 2003 to July 2004. Senior Vice President. Asset Management Products and Services Enterprise. Charles Schwab & Co. Inc. Prior to June 2003. Executive Vice President. Chief Financial Officer and Chief Administrative Officer. U.S. Trust, a subsidiary of The Charles Schwab Corporation.

Leo Grohowski 114 West 47th Street New York, NY 10036 Year of Birth: 1958	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).

Mary Martinez 114 West 47th Street New York, NY 10036 Year of Birth: 1960	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).

Catherine MacGregor 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Vice President	Since September 2006

Vice President, Charles Schwab & Co., Inc.

and Charles Schwab Investment Management, Inc. (since July 2005); Chief Counsel, Laudus Variable Insurance Trust and Laudus Trust (since September 2006); Chief Legal Officer, Vice President, Laudus Variable Insurance Trust and Laudus Trust (since March 2007); Vice President, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Associate, Paul Hastings Janofsky & Walker LLP (1999 to July 2005).

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Year of Birth: 1961	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002).

George Pereira 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1964	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited; Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. (December 1999 to November 2004); Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division (since March 2006).

47

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1960	Chief Compliance Officer	Since June 2006	Senior Vice President, Institutional Compliance and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. (2002-2003); Vice President, Internal Audit, Charles Schwab and Co., Inc. (2000-2002).

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Year of Birth: 1961	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.

(1)	Each Director/Trustee serves in the same capacity as described above for each registered investment company included in the Excelsior Funds family (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Family”) and the Laudus Funds family (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Family”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Family.
(2)

Each Director/Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Excelsior Funds retirement policy requires that Independent Directors/Trustees retire no later than December 31st of the year during which he or she reaches 72 years of age. The officers of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.

(3)	This number includes all registered investment companies included in the Excelsior Funds Family and the Laudus Funds Family, each of which is part of the Schwab Mutual Fund Family (as defined below). As of March 31, 2007, the Excelsior Funds Family and the Laudus Funds Family, in the aggregate, consisted of 38 funds. As of March 31, 2007, the Excelsior Funds Family consisted of 27 funds.
(4)	This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Schwab Mutual Fund Family.

48

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•

Actual expenses.  This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•

Hypothetical expenses.  This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

49

DISCLOSURE OF FUND EXPENSES (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2006	Ending Account Value 03/31/2007	Annualized Expense Ratios*	Expenses Paid During Period**

Actual Fund Return
Government Money Fund — Shares	$1,000.00	$1,023.80	0.54%	$2.72
Money Fund — Shares	1,000.00	1,024.20	0.54	2.73
New York Tax-Exempt Money Fund — Shares	1,000.00	1,015.00	0.59	2.96
Tax-Exempt Money Fund — Shares	1,000.00	1,015.20	0.55	2.76
Treasury Money Fund — Shares	1,000.00	1,022.30	0.60	3.03

Hypothetical 5% Return
Government Money Fund — Shares	1,000.00	1,022.24	0.54	2.72
Money Fund — Shares	1,000.00	1,022.24	0.54	2.72
New York Tax-Exempt Money Fund — Shares	1,000.00	1,021.99	0.59	2.97
Tax-Exempt Money Fund — Shares	1,000.00	1,022.19	0.55	2.77
Treasury Money Fund — Shares	1,000.00	1,021.94	0.60	3.02

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

50

AR-MM-0307

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Rodman L. Drake and John Collins, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate fees billed by PricewaterhouseCoopers LLP and Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

2007

	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$174,000	N/A
(b) Audit-Related Fees (2)	$0	$0
( c) Tax Fees (3)	$39,800	$0
(d) All Other Fees (4)	$0	$0

2006

	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$166,425	N/A
(b) Audit-Related Fees (2)	$0	$0
( c) Tax Fees (3)	$45,500	$0
(d) All Other Fees (4)	$0	$0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	For the fiscal year ended March 31, 2007, there were no fees for assurance and related services by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item. For the fiscal year ended March 31, 2006, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item.
(3)	For the fiscal year ended March 31, 2007, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $39,800. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2006, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $45,500. Such tax services included the review of income and excise tax returns for the Registrant.
(4)	For the fiscal years ended March 31, 2007 and March 31, 2006, there were no fees billed for professional services rendered by PricewaterhouseCoopers LLP or Deloitte & Touche LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this Item.

(e) (1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member (s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2007	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP and Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $4,221,564 and $1,187,420, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Tax-Exempt Funds, Inc

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver
President

Date	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver
President

Date	May 21, 2007

By (Signature and Title)*	/s/ George Pereira
George Pereira
Treasurer

Date	May 21, 2007

*	Print the name and title of each signing officer under his or her signature.